As filed with the Securities and Exchange Commission on April 28, 1997
                                            Registration Nos. 33-71688
                                                           811-8154-01




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                    ----------------------------------------
                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 5



                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 13



                               SEPARATE ACCOUNT A
                                       OF
                       FIRST FORTIS LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                    ----------------------------------------


                       FIRST FORTIS LIFE INSURANCE COMPANY
                               (Name of Depositor)
                           220 Salina Meadows Parkway
                            Syracuse, New York 13220
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                  315-451-0066

                    ----------------------------------------

                             DAVID A. PETERSON, ESQ.
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


                    ----------------------------------------

It is proposed that this filing will be come effective (check appropriate box):

     / /  immediately upon filing pursuant to paragraph (b) of Rule 485.

     /X/  on May 1, 1997 pursuant to paragraph (b) of Rule 485.

     / /  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

     / /  On                  pursuant to paragraph (a)(1) of Rule 485.

     If appropriate, check the following box:

     / / This post effective amendment designates a new effective date for a previously filed post effective amendment.

                    ----------------------------------------

     An indefinite amount of the securities being offered has been registered pursuant to a declaration under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form N-4 Registration Statement contained in File No. 33-71686. The registrant filed a Rule 24f-2 notice for the year ended December 31, 1996 on February 27, 1997.

                              VARIABLE ACCOUNT A OF
                       FIRST FORTIS LIFE INSURANCE COMPANY

                     Cross Reference Sheet Showing Location
                         of Information in Prospectus or
                       STATEMENT OF ADDITIONAL INFORMATION

          Form N-4                           Prospectus Caption
          --------                           ------------------


 1.  Cover Page                         Cover Page

 2.  Definitions                        Special Terms Used in This Prospectus

 3.  Synopsis of Highlights             Summary; Information concerning fees and
                                        charges

 4.  Condensed Financial                Summary -- Financial information
     Information

 5.  General Description of             Summary--Separate Account Investment
     Registrant, Depositor and          Options; First Fortis and the Separate
     Portfolio Companies                Account; Fixed Account

 6.  Deductions                         Summary--Charges and Deductions; Charges
                                        and Deductions

 7.  General Description of             Accumulation Period; General Provisions
     Variable Annuity Contracts

 8.  Annuity Period                     The Annuity Period

 9.  Death Benefit                      Summary--Death Benefit; Accumulation
                                        Period --- Benefit Payable on Death of
                                        Annuitant or Contract Owner

10.  Purchases and Contract Value       Accumulation Period --- Issuance of a
                                        Contract and Purchase Payments -
                                        Contract Value

11.  Redemptions                        Summary--Total and Partial Surrenders;
                                        Accumulation Period -- Total and Partial
                                        Surrenders

12.  Taxes                              Summary--Tax Implications; Federal Tax
                                        Matters

                                             PROSPECTUS OR
                                        STATEMENT OF ADDITIONAL
          FORM N-4                        INFORMATION CAPTION
          --------                      -----------------------
          (cont'd.)

13.  Legal Proceedings                  None

14.  Table of Contents of the           Contents of the Statement of
     Statement of Additional            Additional Information
     Information

15.  Cover Page                         Cover Page

16.  Table of Contents                  Table of Contents

17.  General Information and            First Fortis Life Insurance Company
     History

18.  Services                           Services

19.  Purchases of Securities            Reduction of Charges
     Being Offered

20.  Underwriters                       Services

21.  Calculation of Performance         Appendix A
     Data

22.  Annuity Payments                   Calculation of Annuity Payments

23.  Financial Statements               Financial Statements

FIRST FORTIS
OPPORTUNITY
VARIABLE
ANNUITY
Individual Flexible
Premium Deferred
Variable Annuity Contract

PROSPECTUS DATED
May 1, 1997

[Logo]

FIRST FORTIS LIFE INSURANCE COMPANY
MAILING ADDRESS:      STREET ADDRESS:                PHONE:
P.O. BOX 3249         220 SALINA MEADOWS PARKWAY     1-800-745-8248
SYRACUSE, NY 13220    SUITE 255
                      SYRACUSE, NY 13220

This Prospectus describes an individual flexible premium deferred variable annuity contract ("Contract") issued by First Fortis Life Insurance Company ("First Fortis"). The minimum initial or subsequent purchase payment is generally $50.

The Contract allows you to accumulate funds on a tax-deferred basis. Contract Owners may elect a guaranteed interest accumulation option through First Fortis' Fixed Account or a variable return accumulation option through Separate Account A (the "Separate Account") of First Fortis Life Insurance Company, or a combination of these two options. Under the variable rate accumulation option, Contract Owners can choose one or more of the following investment Portfolios of Fortis Series Fund, Inc. ("Fortis Series"): Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Growth Stock Series, Global Growth Series, International Stock Series and Aggressive Growth Series. The accompanying Prospectus for Fortis Series describes the investment objectives, policies and risks of each of the Portfolios.

The Contract provides several different types of retirement and death benefits to Contract Owners, Annuitants or their Beneficiaries, including fixed and variable annuity income options. Contract Owners may, under certain circumstances, make partial surrenders of the Contract Value or may totally surrender the Contract for its Cash Surrender Value.

You have the right to examine a Contract for ten days from the time you receive the Contract and return it for a refund of the full Contract Value.

This Prospectus gives prospective investors information about the Contracts that they should know before investing. This Prospectus must be accompanied by a current Prospectus of Fortis Series Fund, Inc. Both Prospectuses should be read carefully and kept for future reference.

A Statement of Additional Information, dated May 1, 1997, about the Contracts has been filed with the Securities and Exchange Commission and is available without charge, from First Fortis at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 20 of this Prospectus.

THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

97103 (Ed. 5/96)

TABLE OF CONTENTS

                                                                                                            PAGE
SPECIAL TERMS USED IN THIS PROSPECTUS...................................................................          3
INFORMATION CONCERNING FEES AND CHARGES.................................................................          4
SUMMARY.................................................................................................          6
FIRST FORTIS AND THE SEPARATE ACCOUNT...................................................................          7
    - First Fortis Life Insurance Company...............................................................          7
    - The Separate Account..............................................................................          8
    - Fortis Series Fund, Inc...........................................................................          8
ACCUMULATION PERIOD.....................................................................................          8
    - Issuance of a Contract and Purchase Payments......................................................          8
    - Contract Value....................................................................................          9
    - Allocation of Purchase Payments and Contract Value................................................         10
    - Total and Partial Surrenders......................................................................         10
    - Benefit Payable on Death of Annuitant or Contract Owner...........................................         10
THE ANNUITY PERIOD......................................................................................         11
    - Annuity Commencement Date.........................................................................         11
    - Commencement of Annuity Payments..................................................................         11
    - Relationship Between Subaccount Investment Performance and Amount of Variable Annuity Payments....         12
    - Annuity Forms.....................................................................................         12
    - Death of Annuitant or Other Payee.................................................................         12
CHARGES AND DEDUCTIONS..................................................................................         12
    - Premium Taxes.....................................................................................         12
    - Annual Administrative Charge......................................................................         13
    - Charges Against the Separate Account..............................................................         13
    - Surrender Charge..................................................................................         13
    - Miscellaneous.....................................................................................         14
    - Reduction of Charges..............................................................................         14
FIXED ACCOUNT...........................................................................................         14
    - General Description...............................................................................         14
    - Fixed Account Value...............................................................................         14
    - Fixed Account Transfers, Total and Partial Surrenders.............................................         14
GENERAL PROVISIONS......................................................................................         14
    - The Contract......................................................................................         14
    - Postponement of Payments..........................................................................         15
    - Misstatement of Age or Sex and Other Errors.......................................................         15
    - Assignment and Ownership Rights...................................................................         15
    - Beneficiary.......................................................................................         15
    - Reports...........................................................................................         15
RIGHTS RESERVED BY FIRST FORTIS.........................................................................         15
DISTRIBUTION............................................................................................         16
FEDERAL TAX MATTERS.....................................................................................         16
VOTING PRIVILEGES.......................................................................................         18
STATE REGULATION........................................................................................         19
LEGAL MATTERS...........................................................................................         19
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.........................................................         19
APPENDIX A--Sample Death Benefit Calculations...........................................................        A-1
APPENDIX B--Explanation of Expense Calculations.........................................................        B-1

THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FIRST FORTIS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FIRST FORTIS.

SPECIAL TERMS USED IN THIS PROSPECTUS

ACCUMULATION PERIOD      The time period under a Contract between the Contract Date and the Annuity Period.
ACCUMULATION UNIT        A unit of measure used to calculate the interest of the Contract Owner in the Separate
                         Account during the Accumulation Period.
ANNUITANT                A person during whose life annuity payments are to be made by First Fortis under the
                         Contract.
ANNUITY COMMENCEMENT     The date on which the Annuity Period commences.
  DATE
ANNUITY PERIOD           The time period following the Accumulation Period, during which annuity payments are made by First Fortis.
ANNUITY UNIT             A unit of measurement used to calculate variable annuity payments.
BENEFICIARY              The person entitled to receive benefits under the terms of the Contract.
CASH SURRENDER VALUE     The amount payable to the Contract Owner on surrender of the Contract after deduction of all applicable charges.
CONTRACT OWNER           The person named in the application as the Contract Owner, or any successor Contract
                         Owner. Unless otherwise named, the Annuitant is the Contract Owner.
CONTRACT DATE            The date on which the Contract was issued. Contract years are measured from the
                         Contract Date.
CONTRACT VALUE           The sum of the Fixed Account Value and the Separate Account Value.
FIVE YEAR ANNIVERSARY    The fifth anniversary of a Contract Date, and each subsequent fifth anniversary of that date.
FIXED ACCOUNT            The name of the alternative under which purchase payments are allocated to First
                         Fortis' General Account.
FIXED ACCOUNT VALUE      The amount of your Contract Value which is in the Fixed Account.
FIXED ANNUITY OPTION     An annuity option under which First Fortis promises to pay the Annuitant or any other properly designated payee one or more fixed payments.
FORTIS GROUP FUNDS       All publicly-available mutual funds advised by Fortis Advisers, Inc. (other than
                         Fortis Money Portfolios, Inc.). Currently, these mutual funds are: Fortis Worldwide
                         Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Growth Fund, Inc., Fortis
                         Fiduciary Fund, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Income Portfolios,
                         Inc., and Fortis Advantage Portfolios, Inc.
FORTIS SERIES            The Fortis Series Fund, Inc., a diversified, open-end management investment company in which the Separate Account invests.
GENERAL ACCOUNT          All assets of First Fortis other than those in the Separate Account, or in any other legally segregated separate account established by First Fortis.
HOME OFFICE              Our office at 220 Salina Meadows Parkway, Suite 255, Syracuse, New York;
                         1-800-745-8248; Mailing address: P.O. Box 3249, Syracuse, NY 13220.
NET PURCHASE PAYMENT     The gross amount of a purchase payment less any applicable premium taxes or similar governmental assessments.
NON-QUALIFIED CONTRACTS  Contracts that do not qualify for the special federal income tax treatment applicable in connection with certain retirement plans.
PORTFOLIO                Each separate investment portfolio of Fortis Series eligible for investment by the
                         Separate Account.
QUALIFIED CONTRACTS      Contracts that are qualified for the special federal income tax treatment applicable in connection with certain retirement plans.
SEPARATE ACCOUNT         The segregated asset account referred to as Separate Account A of First Fortis Life
                         Insurance Company established to receive and invest purchase payments made under
                         Contracts.
SEPARATE ACCOUNT VALUE   The amount of your Contract Value in the Subaccounts of the Separate Account.
SUBACCOUNTS              The several Subaccounts of the Separate Account, each of which invests its assets in a different Portfolio.
VALUATION DATE           Each business day of First Fortis except, with respect to any Subaccount, days on which the related Portfolio does not value its shares. Generally, the Portfolios value their shares on each day the New York Stock Exchange is open.
VALUATION PERIOD         The period that starts at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.
VARIABLE ANNUITY OPTION  An annuity option under which First Fortis promises to pay the Annuitant or any other properly designated payee one or more payments which vary in amount in accordance with the net investment experience of the Subaccounts selected by the Annuitant.
WRITTEN REQUEST          A written, signed and dated request, in form and substance satisfactory to First
                         Fortis and received at our Home Office.

INFORMATION CONCERNING FEES AND CHARGES

CONTRACT OWNER TRANSACTION EXPENSES

Front End Sales Charge Imposed on Purchases.......          0%
Maximum Surrender Charge for Sales Expenses (as a
 percentage of purchase payments).................          5%(1)

 YEARS SINCE
   DATE OF
   PAYMENT      AMOUNT OF CHARGE
--------------  ----------------
 Less than 5               5%
  5 or more                0%

       Other Surrender Fees.......................          0%
       Exchange Fee...............................          0%
ANNUAL CONTRACT ADMINISTRATION CHARGE.............  $      30(2)

------------------------
(1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "surrender charge" or, payment of a death benefit.

(2) This charge, which is otherwise applied at each Contract anniversary and total surrender of the Contract, will not be charged during the Accumulation Period if the Contract Value as of such anniversary or surrender is $25,000 or more. Currently, First Fortis waives this charge during the Annuity Period. This charge is also subject to any applicable limitations under the law of any state.

FORTIS SERIES ANNUAL EXPENSES (A)

                                 MONEY                                                                       ASSET
                                MARKET      U.S. GOVERNMENT     DIVERSIFIED    GLOBAL BOND  HIGH YIELD    ALLOCATION
                                SERIES     SECURITIES SERIES   INCOME SERIES     SERIES       SERIES        SERIES
                              -----------  ------------------  --------------  -----------  -----------  -------------
Investment Advisory and
 Management Fee.............        0.30%           0.46%             0.47%          0.75%        0.50%        0.48%
Other Expenses..............        0.08%           0.07%             0.08%          0.27%        0.13%        0.06%
Total Fortis Series
 Operating Expenses.........        0.38%           0.53%             0.55%          1.02%        0.63%        0.54%

                              GLOBAL ASSET                  GROWTH &      S&P 500     BLUE CHIP     GROWTH       GLOBAL
                               ALLOCATION       VALUE        INCOME        INDEX        STOCK        STOCK       GROWTH
                                 SERIES        SERIES        SERIES       SERIES       SERIES       SERIES       SERIES
                              -------------  -----------  ------------  -----------  -----------  -----------  -----------
Investment Advisory and
 Management Fee.............        0.90%          0.70%        0.69%         0.40%        0.90%        0.62%        0.70%
Other Expenses..............        0.30%          0.17%        0.07%         0.39%        0.23%        0.05%        0.09%
Total Fortis Series
 Operating Expenses.........        1.20%          0.87%        0.76%         0.79%        1.13%        0.67%        0.79%


                               INTERNATIONAL      AGGRESSIVE
                                STOCK SERIES    GROWTH SERIES
                              ----------------  --------------
Investment Advisory and
 Management Fee.............          0.85%            0.70%
Other Expenses..............          0.29%            0.08%
Total Fortis Series
 Operating Expenses.........          1.14%            0.78%

------------------------------
(a) As a percentage of Series average net assets based on 1996 historical data.

EXAMPLES*

If you SURRENDER your Contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:

IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                            -----------  -----------  -----------  -----------
Money Market Series.......................................   $      63    $     102    $     143    $     213
U.S. Government Securities Series.........................          65          107          151          229
Diversified Income Series.................................          65          107          152          231
Global Bond Series........................................          70          121          176          278
High Yield Series.........................................          66          110          156          239
Asset Allocation Series...................................          65          107          151          230
Global Asset Allocation Series............................          72          127          185          296
Growth & Income Series....................................          67          114          162          252
Growth Stock Series.......................................          66          111          158          243
Global Growth Series......................................          68          114          164          255
Aggressive Growth Series..................................          67          114          164          254
International Stock Series................................          71          125          182          290
S&P 500 Index Series......................................          68          114          164          255
Blue Chip Stock Series....................................          71          125          181          289
Value Series..............................................          68          117          168          263

If you COMMENCE AN ANNUITY payment option, or do NOT surrender your Contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:

IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                            -----------  -----------  -----------  -----------
Money Market Series.......................................   $      18    $      57    $      98    $     213
U.S. Government Securities Series.........................          20           62          106          229
Diversified Income Series.................................          20           62          107          231
Global Bond Series........................................          25           76          131          278
High Yield Series.........................................          21           65          111          239
Asset Allocation Series...................................          20           62          106          230
Global Asset Allocation Series............................          27           82          140          296
Growth & Income Series....................................          22           69          117          252
Growth Stock Series.......................................          21           66          113          243
Global Growth Series......................................          23           69          119          255
Aggressive Growth Series..................................          22           69          119          254
International Stock Series................................          26           80          137          290
S&P 500 Index Series......................................          23           69          119          255
Blue Chip Stock Series....................................          26           80          136          289
Value Series..............................................          23           72          123          263

------------------------

    * For purposes of these examples, the effect of the annual Contract administration charge has been computed based on the experience of an affiliated company.

                         ------------------------------

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The foregoing tables and examples, prescribed by the SEC, are included to assist Contract Owners in understanding the transaction and operating expenses imposed directly or indirectly under the Contracts and Fortis Series. Amounts for state premium taxes or similar assessments will also be deducted, where applicable. See Appendix B for an explanation of the calculation of the amounts set forth above.

SUMMARY

The following summary should be read in conjunction with the detailed information in this Prospectus. This Prospectus generally describes only the portion of the Contract involving the Separate Account. For a brief description of First Fortis' Fixed Account, please refer to the heading "Fixed Account" in this Prospectus.

The Contract is designed to provide individuals with retirement benefits through the accumulation of Net Purchase Payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

"We," "our," and "us" mean First Fortis Life Insurance Company. "You" and "your" mean a reader of this Prospectus who is contemplating making purchase payments or taking any other action in connection with a Contract.

PURCHASE PAYMENTS

For individual Contracts, each initial or subsequent purchase payment must be at least $50. For contracts issued in connection with a benefit plan covering employees, the initial and subsequent purchase payments under each Contract must at all times average at least $50 and in no case be less than $25. No additional purchase payments are required, if the Contract Value is at least $500 by the end of the first Contract year and at least $1,000 by the end of second Contract year and at all times thereafter. See "Issuance of a Contract and Purchase Payments."

On the Contract Date, the initial purchase payment is allocated, as specified by the Contract Owner in the Contract application, among one or more of the Subaccounts of the Separate Account, or to the Fixed Account, or to both. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that the Contract Owner may subsequently request.

SEPARATE ACCOUNT INVESTMENT OPTIONS

Each of the Subaccounts of the Separate Account invests in shares of a corresponding Portfolio of Fortis Series. The investment objective of each of the Subaccounts of the Separate Account and that of the corresponding Portfolio of Fortis Series is the same.

Contract Value in each of the Subaccounts of the Separate Account will vary to reflect the investment experience of each of the corresponding Series, as well as deductions for certain charges.

Each Portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc. or a subadviser of Fortis Advisers, Inc. For providing investment management services to the Portfolios, Fortis Advisers, Inc. receives fees from Fortis Series based on the average daily net assets of each Portfolio. The Portfolios also bear most of their other expenses. A full description of the Portfolios and their investment objectives, policies and risks can be found in the current Prospectus for Fortis Series, which accompanies this Prospectus, and Fortis Series' Statement of Additional Information, which is available upon request.

TRANSFERS

During the Accumulation Period, you can transfer all or part of your Contract Value from one Subaccount to another or into the Fixed Account. Additionally, during the accumulation period we may, in our discretion, permit a continuing request for transfers of specified amounts automatically on a periodic basis. There is currently no charge for any of these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a Subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Values--Transfers."

TOTAL OR PARTIAL SURRENDERS

All or part of the Contract Value of a Contract may be surrendered by the Contract Owner before the earlier of the Annuitant's death or the Annuity Commencement Date. Amounts surrendered may be subject to a surrender charge and total surrenders may not be made without application of the annual administrative charge if the Contract Value is less than $25,000. See "Total and Partial Surrenders," "Surrender Charge" and "Annual Administrative Charge." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

CHARGES AND DEDUCTIONS

First Fortis deducts daily charges at a rate of 1.25% per annum of the value of the average net assets in the Separate Account for the mortality and expense risks it assumes and .10% per annum of the value of the average net assets in the Separate Account to cover certain administrative expenses. See "Mortality and Expense Risk Charge" and "Administrative Expense Charge" under the heading "Charges Against the Separate Account."

In order to permit investment of the entire Net Purchase Payment, First Fortis does not deduct sales charges at the time of investment. However, a surrender charge is imposed on certain total or partial surrenders of the Contract to help defray expenses relating to the sale of the Contract, including commissions to registered representatives and other promotional expenses. Certain amounts may be surrendered without the imposition of any surrender charge. The amount of such charge-free surrender depends on how recently the purchase payments to which the surrender relates were made. The aggregate surrender charges will never exceed 5% of the purchase payments made to date.

There is also an annual administrative charge each year for Contract administration and maintenance. This charge is $30 per year (subject to any applicable state law limitations) and is deducted on each anniversary of the Contract Date and upon total surrender of the Contract. Currently, this charge is not deducted during the Annuity Period. This charge will be waived during the Accumulation Period if the Contract Value at the end of the Contract year (or upon total surrender) is $25,000 or more.

Certain states and other jurisdictions impose premium taxes or similar assessments upon First Fortis, either at the time purchase payments are made or when Contract Value is applied to an annuity option. Where such taxes or assessments are imposed by your state or other jurisdiction upon receipt of purchase payments, we will deduct a charge for these amounts from the Contract Value upon surrender, death of the Annuitant or Contract Owner, or annuitization of the Contract. In jurisdictions where such taxes or assessments are imposed at the time of annuitization, we will deduct a charge for such amounts at that time.

ANNUITY PAYMENTS

The Contract provides several types of annuity benefits to Annuitants or their Beneficiaries, including Fixed and Variable Annuity Options. The Contract Owner has considerable flexibility in choosing the Annuity Commencement Date. However, the tax implications of an Annuity Commencement Date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Forms" and "Federal Tax Matters" in this Prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event that the Annuitant or Contract Owner dies prior to the Annuity Commencement Date, a death benefit is payable. See "Benefit Payable on Death of Annuitant or Contract Owner."

RIGHT TO EXAMINE THE CONTRACT

The Contract Owner has a right to examine the Contract. The Contract Owner can cancel the Contract by delivering or mailing it, together with a Written Request, to First Fortis' Home Office or to the sales representative through whom it was purchased, before the close of business on the tenth day after receipt of the Contract. If these items are sent by mail, properly addressed and postage prepaid, they will be deemed to be received by First Fortis on the date postmarked. First Fortis will return to you the then current Contract Value.

LIMITATIONS IMPOSED BY RETIREMENT PLANS

Certain rights a Contract Owner would otherwise have under a Contract may be limited by the terms of any employee benefit plan in connection with which the Contract is issued. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a Contract is issued.

TAX IMPLICATIONS

The tax implications for Contract Owners, Annuitants and Beneficiaries, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this Prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a Contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures or the Contract should be directed to your sales representative, or First Fortis' Home Office: P.O. Box 3249, Syracuse, NY 13220; 1-800-745-8248. For certain current information relating to Contract Values such as Subaccount unit values, interest rates in the Fixed Account, and your Contract Value, call 1-800-745-8248. Purchase payments and Written Requests should be mailed or delivered to the same Home Office address. All communications should include the Contract number, the Contract Owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-745-8248.

Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at First Fortis' Home Office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on the New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

                            ------------------------

FINANCIAL AND PERFORMANCE INFORMATION

The information presented below represents the Accumulation Unit Information for subaccounts of the Separate Account through December 31, 1996. Accumulation Units have been rounded to the nearest whole unit.

                                                U.S. GOV'T    DIVERSIFIED                                      ASSET
                                MONEY MARKET    SECURITIES       INCOME      GLOBAL BOND     HIGH YIELD     ALLOCATION
                                ------------   ------------   ------------   ------------   ------------   -------------
DECEMBER 31, 1996
Accumulation Units in Force...        31,800            427         20,649          1,347          9,846          63,004
Accumulation Unit Value.......         1.418         15.935          1.801         11.961         11.928           2.368
MAY 1, 1996*
Accumulation Unit Value.......       $10,000        $10,000        $10,000        $10,000        $10,000         $10,000

                                GLOBAL ASSET                    GROWTH &         S&P            BLUE          GLOBAL
                                 ALLOCATION       VALUE          INCOME          500            CHIP          GROWTH
                                ------------   ------------   ------------   ------------   ------------   ------------
DECEMBER 31, 1996
Accumulation Units in Force...         7,591         15,690         14,412          5,144          9,457          6,899
Accumulation Unit Value.......        12.884         11.048         15.468         11.326         11.520         18.510
MAY 1, 1996*
Accumulation Unit Value.......       $10,000        $10,000        $10,000        $10,000        $10,000        $10,000

                                               INTERNATIONAL   AGGRESSIVE
                                GROWTH STOCK      STOCK          GROWTH
                                -------------  ------------   ------------
DECEMBER 31, 1996
Accumulation Units in Force...         70,686       10,999         14,449
Accumulation Unit Value.......          2.971       12.690         13.232
MAY 1, 1996*
Accumulation Unit Value.......        $10,000      $10,000        $10,000

----------------------------------------
* Accumulation Unit Value at date of initial registration effectiveness.

Audited financial statements of the Separate Account and First Fortis are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the Subaccounts of the Separate Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the Subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total return" is the total change in value of an investment in the Subaccount over period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

FIRST FORTIS AND THE SEPARATE ACCOUNT

FIRST FORTIS LIFE INSURANCE COMPANY

First Fortis Life Insurance Company, the issuer of the Policies, was founded in 1971. At the end of 1996, First Fortis had approximately $6.6 billion of total life insurance in force. First Fortis is a New York corporation and is qualified to sell life insurance and annuity contracts in New York. First Fortis is a wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis AMEV and 50% by Fortis AG. Fortis, Inc. manages the United States operations for these two companies.

First Fortis is affiliated with the Fortis Financial Group, a joint effort by Fortis Benefits Life Insurance Company, Fortis Advisers, Inc., Fortis Investors, Inc. and Time Insurance Company, offering financial products through the management, marketing and servicing of mutual funds, annuities, life insurance and disability income products.

Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquarted in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV and Fortis AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies has assets in excess of $175 billion.

All of the guarantees and commitments under the Contracts are general obligations of First Fortis, regardless of whether the Contract Value has been allocated to the Separate Account or to the Fixed Account. None of First Fortis' affiliated companies has any legal obligation to back First Fortis' obligations under the Contracts.

THE SEPARATE ACCOUNT

The Separate Account, which is a segregated investment account of First Fortis, was established as Separate Account A by First Fortis pursuant to the insurance laws of New York as of October 1, 1993. The assets allocated to the Separate Account are the exclusive property of First Fortis. Although the Separate Account is an integral part of First Fortis, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Registration does not involve supervision of the management or investment practices or policies of the Separate Account or of First Fortis by the Securities and Exchange Commission.

All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of First Fortis. Assets in the Separate Account representing reserves and liabilities will not be chargeable with liabilities arising out of any other business of First Fortis. First Fortis may accumulate in the Separate Account proceeds from charges under variable annuity contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities. First Fortis may from time to time transfer to its General Account any of such excess amounts.

There are currently fifteen Subaccounts in the Separate Account. The assets in each Subaccount are invested exclusively in a distinct class (or series) of stock issued by Fortis Series, each of which represents a separate investment Portfolio within Fortis Series. Income and both realized and unrealized gains or losses from the assets of each Subaccount of the Separate Account are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount of the Separate Account or arising out of any other business we may conduct. Under certain remote circumstances, the assets of one Subaccount may not be insulated from liability associated with another Subaccount. New Subaccounts may be added as new Portfolios are added to Fortis Series and made available to Contract Owners. Correspondingly, if any Portfolios are eliminated from Fortis Series, Subaccounts may be eliminated from the Separate Account.

FORTIS SERIES FUND, INC.

Fortis Series is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the Investment Company Act of 1940. Fortis Series has served as the investment medium for the Separate Account since the Separate Account commenced operations.

First Fortis purchases and redeems Fortis Series' shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent interests in the Portfolios of Fortis Series available for investment by the Separate Account. Each Portfolio corresponds to one of the Subaccounts of the Separate Account. The assets of each Portfolio are separate from the others and each Series operates as a separate investment portfolio whose performance has no effect on the investment performance of any other Portfolio.

Any dividend or capital gain distributions attributable to Contracts are automatically reinvested in shares of the Portfolio from which they are received at that Portfolio's net asset value on the date paid. Such dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding Portfolio and increasing, by an equivalent value, the number of shares outstanding of that Portfolio. However, the value of the interests of Contract Owners, Annuitants and Beneficiaries in the corresponding Subaccount will not change as a result of any such dividends and distributions.

The Portfolios of Fortis Series available for investment by the Separate Account are Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Growth Stock Series, Global Growth Series, International Stock Series and Aggressive Growth Series. A full description of the Portfolios, their investment policies and restrictions, their charges, the risks attendant to investing in them, and other aspects of their operations is contained in the Prospectus for Fortis Series accompanying this Prospectus and in the Statement of Additional Information for Fortis Series referred to therein. Additional copies of these documents may be obtained from your sales representative or from our Home Office. The complete Risk Disclosure in the Prospectus for Diversified Income Series and Asset Allocation Series should be read before selection of them for Contract Investment.

ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

Persons wishing to purchase a Contract must complete an application and make an initial purchase payment of at least $50. The application is forwarded to First Fortis for processing. Acceptance is subject to underwriting and suitability rules and procedures. First Fortis reserves the right to reject any application for any reason.

Purchase payments which are remitted through an employer for multiple employee-Annuitants must also be accompanied by information identifying the proper Contracts and accounts to be credited with purchase payments.

If the application can be accepted in the form received, the initial purchase payment will be credited within two Valuation Dates after the later of receipt of the application or receipt of the initial purchase payment at First Fortis' Home Office. If the initial purchase payment cannot be credited within five Valuation Dates after receipt because the application or other issuing requirements are incomplete, the initial purchase payment will be returned unless the applicant consents to our retaining the initial purchase payment and crediting it as of the end of the Valuation Period in which the necessary requirements are fulfilled. Despite the consent of the applicant, if the initial purchase payment still cannot be credited within thirty Valuation Dates after receipt because the application or issuing instructions are incomplete, the initial purchase payment will be returned to the applicant.

The date that the initial purchase payment is applied to the purchase of the Contract is the Contract Date. The Contract Date is the date used to determine Contract years, regardless of when the Contract is delivered. The crediting of investment experience in the Separate Account, or a fixed rate of return in the Fixed Account, begins as of the Contract Date, even if that date is delayed due to underwriting or administrative requirements.

We will accept additional purchase payments at any time after the Contract Date and prior to the Annuity Commencement Date, as long as the Annuitant is living. Purchase payments (together with any required information identifying the proper Contracts and accounts to be credited with purchase payments) must be transmitted to our Home Office. Additional purchase payments are credited to the Contract and added to the Contract Value as of the end of the Valuation Period in which they are received.

Each additional purchase payment must be at least $50; except that, under Contracts issued in connection with a benefit plan covering employees, it is sufficient that all purchase payments under each Contract at all times average $50. In no case, however, will a purchase payment be accepted if it is less than $25, and we reserve the right to raise this minimum to not more than $100. The total of all purchase payments for all Contracts having the same owner, participant or annuitant may not exceed $1 million (not more than $500,000 allocated to the Fixed Account) without First Fortis' prior approval, and we reserve the right to modify this limitation at any time.

Purchase payments in excess of the initial minimum may be made by monthly draft against the bank account of any Contract Owner that has completed and returned to us a special "Thrift-O-Matic" authorization form that may be obtained from your sales representative or from our Home Office. Arrangements can also be made for purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to First Fortis Life Insurance Company.

We may cancel a Contract if its Contract Value falls below $1,000. (Under our current administrative procedures, however, we will not cancel a Contract during the first two Contract years, if the Contract Value is at least $500 by the end of the first Contract year.) We will provide the Contract Owner with 90 days' written notice so that additional purchase payments may be made in order to raise the Contract Value above the applicable minimum. Otherwise, we may cancel the Contract as of the end of the Valuation Period which includes the next anniversary of the Contract Date. Upon such cancellation, we will pay the Contract Owner the full Contract Value. So long as the Contract Value remains above $1,000, no additional purchase payments under a Contract are ever required.

CONTRACT VALUE

Contract Value is the total of any Separate Account Value in all the Subaccounts of the Separate Account pursuant to a Contract, plus any Fixed Account Value under the Contract. For a discussion of how Fixed Account Value is calculated, see "The Fixed Account."

There is no guaranteed minimum Separate Account Value. The Separate Account Value will reflect the investment experience of the chosen Subaccounts of the Separate Account, all purchase payments made, any partial surrenders, and all charges assessed in connection with the Contract. Therefore, the Separate Account Value changes from Valuation Period to Valuation Period. To the extent Contract Value is allocated to the Separate Account, the Contract Owner bears the entire investment risk.

DETERMINATION OF SEPARATE ACCOUNT VALUE. A Contract's Separate Account Value is based on Accumulation Unit values, which are determined on each Valuation Date. The value of an Accumulation Unit for a Subaccount on any Valuation Date is equal to the previous value of that Subaccount's Accumulation Unit multiplied by that Subaccount's net investment factor (discussed directly below) for the Valuation Period ending on that Valuation Date. Net purchase payments applied to a given Subaccount will be used to purchase Accumulation Units at the unit value of that Subaccount next determined after receipt of a purchase payment. See "Allocation of Purchase Payments and Contract Value--Allocation of Purchase Payments."

At the end of any Valuation Period, a Contract's Separate Account Value in a Subaccount is equal to:

    - The number of Accumulation Units in the Subaccount;
      times

    - The value of one Accumulation Unit for that Subaccount.

The number of Accumulation Units in each Subaccount is equal to:

    - The initial Accumulation Units purchased on the Contract Date; plus

    - Accumulation Units purchased at the time that additional Net Purchase Payments are allocated to the Subaccount; plus

    - Accumulation Units purchased through transfers from another Subaccount or from the Fixed Account; less

    - Accumulation Units redeemed to pay for the portion of any partial surrenders allocated to the Subaccount; less

    - Accumulation Units redeemed as part of a transfer to another Subaccount or to the Fixed Account; less

    - Accumulation Units redeemed to pay charges under the Contract.

NET INVESTMENT FACTOR. A Subaccount's net investment factor for a Valuation Period is an index number that reflects certain charges to a Contract and the investment performance of the Subaccount during the Valuation Period. If the net investment factor is greater than one, the Subaccount's Accumulation Unit value has increased. If the net investment factor is less than one, the Subaccount's Accumulation Unit value has decreased. The net investment factor for a Subaccount is determined by dividing (1) the net asset value per share of the Portfolio shares held by the Subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the Portfolio shares held by the Subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operations of the Subaccount or any other taxes which are attributable to the Contract, by (2) the net asset value per share of the Portfolio shares held in the Subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

ALLOCATION OF PURCHASE PAYMENTS. In the application for a Contract, the Contract Owner can allocate Net Purchase Payments, or portions thereof, to the available Subaccounts of the Separate Account or to the Fixed Account, or both. Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future Net Purchase Payments may be changed, without charge, at any time by sending a Written Request to First Fortis' Home Office. Changes in the allocation of future Net Purchase Payments will be effective on the date we receive the Contract Owner's Written Request.

TRANSFERS. Transfers of Contract Value from one available Subaccount to another or into the Fixed Account can be made by the Contract Owner by Written Request to First Fortis' Home Office, or by telephone transfer as described below. There is currently no charge for any transfer. All or part of the Contract Value in one or more Subaccounts of the Separate Account may be transferred at one time. We may in our discretion permit a continuing request for transfers automatically and on a periodic basis. The only restriction on the frequency of transfers is a prohibition of making transfers INTO the Fixed Account within six months of a transfer out of the Fixed Account. Transfers of Contract Value FROM the Fixed Account are restricted in both amount and timing. See "Fixed Account--Fixed Account Transfers, Total and Partial Surrenders." We will count all transfers between and among the Subaccounts of the Separate Account and the Fixed Account as one transfer, if all the transfer requests are made at the same time as part of one request. We will execute the transfers and determine all values in connection with transfers as of the end of the Valuation Period in which we receive the transfer request.

At the time an application for a Contract is completed, or at any subsequent time, you may complete the Telephone Transfer Authorization Form. We will honor telephone transfer instructions from any person who provides the correct identifying information. First Fortis will not be responsible for, and you will bear the risk of loss from, oral instructions, including fraudulent instructions, which are reasonably believed to be genuine. We will employ reasonable procedures to confirm that telephone instructions are genuine, but if such procedures are not deemed reasonable, we may be liable for any losses due to unauthorized or fraudulent instructions. Our procedures are to verify address and social security number, tape record the telephone call, and provide written confirmation of the transaction.

We may modify or terminate our telephone transfer procedures at any time. The number for telephone transfers is 1-800-745-8248.

Certain restrictions on very substantial investments in any one Subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

TOTAL SURRENDERS. The Contract Owner may surrender all of the Cash Surrender Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by a Written Request sent to First Fortis' Home Office. We reserve the right to require that the Contract be returned to us prior to making payment, although this will not affect our determination of the amount of the Cash Surrender Value. Cash Surrender Value is the Contract Value at the end of the Valuation Period during which the Written Request for the total surrender is received by First Fortis at its Home Office, less any applicable surrender charge and less any applicable administrative charge. For a discussion of these charges and the circumstances under which they apply, see "Annual Administrative Charge" and "Surrender Charge."

The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to any total surrender. Surrenders from the Separate Account will generally be paid within seven days of the date of receipt by First Fortis' Home Office of the Written Request. Postponement of payments may occur, however, in certain circumstances. See "Postponement of Payment."

Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Separate Account, and because certain surrenders are subject to a surrender charge, the amount paid upon total surrender of the Cash Surrender Value (taking into account any prior partial surrenders) may be more or less than the total Net Purchase Payments made. After a surrender of the Cash Surrender Value or at any time the Contract Value is zero all rights of the Contract Owner, Annuitant, and any Beneficiary, will terminate.

PARTIAL SURRENDERS. At any time prior to the Annuity Commencement Date and during the lifetime of the Annuitant, you may surrender a portion of the Fixed Account Value and/or the Separate Account Value by sending to First Fortis' Home Office a Written Request. The minimum partial surrender amount is $500, including any surrender charge. If the total Contract Value in both the Separate Account and Fixed Account would be less than $1,000 after the partial surrender, First Fortis will surrender the entire Cash Surrender Value under the Contract. (Under our current administrative procedures, however, we will honor a surrender request during the first two Contract years without regard to the remaining Contract Value.)

In order for a request to be processed, the Contract Owner MUST specify from which Subaccounts of the Separate Account or the Fixed Account a partial surrender should be made and charges deducted.

We will surrender Accumulation Units from the Separate Account and/ or dollar amounts from the Fixed Account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request plus any applicable surrender charge. The partial surrender will be effective at the end of the Valuation Period in which First Fortis receives the Written Request for partial surrender at its Home Office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment."

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters." Also, under tax deferred annuity Contracts pursuant to Section 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.) This restriction does not apply to amounts transferred to another investment alternative permitted under a
Section 403(b) retirement arrangement or to amounts attributable to premium payments received prior to January 1, 1989.

BENEFIT PAYABLE ON DEATH OF ANNUITANT OR CONTRACT OWNER

If the Annuitant or Contract Owner dies prior to the Annuity Commencement Date, a death benefit will be paid to the Beneficiary. If more than one Annuitant has been named, the death benefit payable upon the death of an Annuitant will only be paid upon the death of the last survivor of the persons so named. The death benefit will equal the greater of:

   (1) the sum of all Net Purchase Payments made, less all prior surrenders (other than any automatic surrenders made to pay the annual administrative charge) and previously-imposed surrender charges,

   (2) the Contract Value as of the date used for valuing the death benefit, or

   (3) the Contract Value (less the amount of any subsequent surrenders and surrender charges) as of the Contract's Five Year Anniversary immediately preceding the earlier of (a) the date of death of either the Contract Owner or the Annuitant, or (b) the date either first reaches his or her 75th birthday. (See Appendix A for sample death benefit calculations.)

The death benefit may be reduced by premium taxes where such taxes were imposed upon receipt of purchase payments and were paid by First Fortis in behalf of the Contract Owner. For further information, see "Charges and Deductions--Premium Taxes."

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our Home Office, proof of death and the Written Request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a Written Request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The Beneficiary may (a) receive a single sum payment, which terminates the Contract, or (b) select an annuity option. If the Beneficiary selects an annuity option, he or she will have all the rights and privileges of an Annuitant under the Contract. If the Beneficiary desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death.

If the Contract Owner dies before the Annuitant and before the Annuity Commencement Date with respect to a Non-Qualified Contract, certain additional requirements are mandated by the Internal Revenue Code, which are discussed below under "Federal Tax Matters-- Required Distributions for Non-Qualified Contracts." It is imperative that Written Notice of the death of the Contract Owner be promptly transmitted to First Fortis at its Home Office, so that arrangements can be made for distribution of the entire interest in the Contract to the Beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the Contract not being treated as an annuity contract for federal income tax purposes, which could have adverse tax consequences.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

The Contract Owner may specify an Annuity Commencement Date in the application not later than the Annuitant's 90th birthday. The Annuity Commencement Date marks the beginning of the period during which an Annuitant receives annuity payments under the Contract. We may not permit an Annuity Commencement Date which is on or after the Annuitant's 75th birthday, and you should consult your sales representative in this regard. The Annuity Commencement Date must be at least two years after the Contract Date. However, We may allow an earlier Annuity Commencement Date associated with certain annuitizations where the Contract is purchased in conjunction with the purchase of a life insurance policy issued by Us, if it fulfills certain other minimum guidelines established by Us, and the annuity payments are designated to be applied to the payment of the premiums on such life insurance policy.

Depending on the type of retirement arrangement in connection with which a Contract is issued, amounts that are distributed either too soon or too late may be subject to penalty taxes under the Internal Revenue Code. See "Federal Tax Matters." You should consider this carefully in selecting or changing an Annuity Commencement Date.

In order for the Contract Owner to advance or defer the Annuity Commencement Date, the Contract Owner must submit a Written Request during the Annuitant's lifetime. The request must be received at our Home Office at least 30 days before the then-scheduled Annuity Commencement Date. The new Annuity Commencement Date must also be at least 30 days after the Written Request is received. There is no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

If the Contract Value at the end of the Valuation Period which contains the Annuity Commencement Date is less than $2,000, we may pay the entire Contract Value, without the imposition of any charges other than premium taxes, if applicable, in a single sum payment to the Annuitant or other properly designated payee and cancel the Contract.

Otherwise, First Fortis will apply (1) the Fixed Account Value to provide a Fixed Annuity Option and (2) the Separate Account Value in any Subaccount to provide a Variable Annuity Option using the same Subaccount, unless the Contract Owner has notified us by Written Request to apply the Fixed Account Value and Separate Account Value in different proportions. Any such Written Request must be received by us at our Home Office at least 30 days before the Annuity Commencement Date.

Annuity payments under a Fixed or Variable Annuity Option will be made on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If more than one person is named as an Annuitant, the Contract Owner may elect to name one of such persons to be the sole Annuitant as of the Annuity Commencement Date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50. There is no right to make any total or partial surrender during the Annuity Period.

The amount of each annuity payment will depend on the amount of Contract Value applied to an annuity option, the form of annuity selected and the age of the Annuitant. Information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefit plans, is set forth under "Calculation of Annuity Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity form selected.

The dollar amount of variable annuity payments varies during the annuity period based on changes in Annuity Unit Values for the Subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

If a Subaccount on which a variable annuity payment is based has an average effective net investment return higher than 4% per annum during the period between two such annuity payments, the Annuity Unit Value will increase, and the second payment will be higher than the first. Conversely, if the Subaccount's average effective net investment return over the period between the annuity payments is less than 4% per annum, the Annuity Unit Value will decrease, and the second payment will be lower than the first. "Net investment return," for this purpose, refers to the Subaccount's overall investment performance, net of the mortality and expense risk and administrative expense charges, which are assessed at a nominal aggregate annual rate of 1.35%.

We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses, except to the extent that we reserve the right to impose the $30 annual administrative expense charge during the Annuity Period just as we do during the Accumulation Period.

TRANSFERS. During the Annuity Period, the person receiving annuity payments may make up to four transfers a year among Subaccounts or from Subaccounts to the Fixed Account. The current procedures for these transfers are the same as described above under "Allocation of Purchase Payments and Contract Value--Transfers." Transfers out of the Fixed Account are not permitted during the Annuity Period.

ANNUITY FORMS

The Contract Owner may select an annuity form or change a previous selection by Written Request, which must be received by us at least 30 days before the Annuity Commencement Date. Only one annuity form may be selected, although as discussed above, payments under that form may be received on a combination fixed and variable basis. If no annuity form selection is in effect on the Annuity Commencement Date, in most cases we automatically apply Option B (described below), with payments guaranteed for 10 years. If the Contract is issued under certain retirement plans, however, federal pension law may require that default payments be made pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

The following options are available for fixed annuity payments and for variable annuity payments.

OPTION A, LIFE ANNUITY. Payments are made as of the first Valuation Date of each monthly period during the Annuitant's life, starting with the Annuity Commencement Date. No payments will be made after the Annuitant dies. It is possible for the payee to receive only one payment under this option if the Annuitant dies before the second payment is due.

OPTION B, LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS OR 20
YEARS. Payments are made as of the first Valuation Date of each monthly period starting on the Annuity Commencement Date. Payments will continue as long as the Annuitant lives. If the Annuitant dies before all of the guaranteed payments have been made, we will continue installments of the guaranteed payments to the Beneficiary.

OPTION C, JOINT AND FULL SURVIVOR ANNUITY. Payments are made as of the first Valuation Date of each monthly period starting with the Annuity Commencement Date. Payments will continue as long as either the Annuitant or the joint Annuitant is alive. Payments will stop when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees under this option to receive only one payment if both Annuitants die before the second payment is due.

OPTION D, JOINT AND ONE-HALF CONTINGENT SURVIVOR ANNUITY. Payments are made as of the first Valuation Date of each monthly period starting with the Annuity Commencement Date. Payments will continue as long as either the Annuitant or the joint Annuitant is alive. If the Annuitant dies first, payments will continue to the joint Annuitant at one-half the original amount. If the joint Annuitant dies first, payments will continue to the Annuitant at the original full amount. Payments will stop when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees under this option to receive only one payment if both Annuitants die before the second payment is due.

We also have other annuity forms available and information about them can be obtained from your sales representative or by calling or writing to our Home Office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity forms offered by First Fortis, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-qualified Contracts". Though the rules there described do not apply to Contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

The charges that we assess in connection with the Contracts are described below.

PREMIUM TAXES

First Fortis will deduct a charge for state premium taxes or similar assessments from the Contract Value at the time that annuity payments begin. The charge will be deducted on a pro-rata basis from the then-current Fixed Account Value and, by redemption of Accumulation Units, the then-current Separate Account Value in each Subaccount. Similarly, First Fortis may deduct premium taxes from the Contract Value when no deduction was made from purchase payments, but is subsequently determined to be due. Conversely, First Fortis will credit to Contract Value the amount of any deductions for premium taxes or similar assessments that are subsequently determined not to be owed.

Applicable premium tax rates depend upon the Contract Owner's then-current place of residence. Applicable rates are subject to change by legislation, administrative interpretations or judicial acts.

ANNUAL ADMINISTRATIVE CHARGE

A $30 annual administrative charge is deducted each Contract year from the Contract Value on each anniversary of the Contract Date. (This charge will be lower to the extent legally required in some states.) This charge is to help cover administrative costs such as those incurred in issuing Contracts, establishing and maintaining the records relating to Contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing Contract transactions. This charge will initially be waived during the Annuity Period, although First Fortis reserves the right to reinstitute it at any time. This charge will be waived during the Accumulation Period if the Contract Value at the end of the Contract Year (or upon total surrender) is $25,000 or more.

The annual administrative charge will be deducted by redemption of Accumulation Units from each Subaccount of the Separate Account and from the Fixed Account in the same proportion as the then-current Contract Value is then allocated among those alternatives pursuant to the Contract. If the Contract is totally surrendered, the full annual administrative charge will be deducted at the time of surrender if the Contract Value is less than $25,000 at such time.

CHARGES AGAINST THE SEPARATE ACCOUNT

Certain charges will be assessed as a percentage of the value of the net assets of the Separate Account to compensate First Fortis for risks assumed in connection with the Contract, and administrative expenses which may apply to the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE. We will assess each Subaccount of the Separate Account with a daily charge for mortality and expense risk at a nominal annual rate of 1.25% of the average daily net assets of the Separate Account (consisting of approximately .8% for mortality risk and approximately .45% for expense risk). This charge is assessed during both the Accumulation Period and the Annuity Period. We guarantee not to increase this charge for the duration of the Contract. This charge is assessed daily when determining the value of an Accumulation Unit.

The mortality risk borne by First Fortis arises from its obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the Contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in life expectancy generally, will have any adverse effect on the annuity payments the Annuitant will receive under the Contract. This, therefore, relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement.

In addition, First Fortis bears a mortality risk in that it guarantees to pay a death benefit in a single sum (which may also be taken in the form of an annuity option) upon the death of an Annuitant or Contract Owner prior to the Annuity Commencement Date. No surrender charge is imposed upon the payment of a death benefit, which places a further mortality risk on the Company.

The expense risk assumed is that actual expenses incurred in connection with issuing and administering the Contracts will exceed the limits on administrative charges set in the Contracts.

If the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be profit to First Fortis.

ADMINISTRATIVE EXPENSE CHARGE. We will assess each Subaccount of the Separate Account with a daily charge at a nominal annual rate of .10% of the average daily net assets of the Subaccount. This charge is imposed during both the Accumulation Period and the Annuity Period. The daily administrative expense charge is assessed to help cover administrative expenses such as those described above under "Annual Administrative Charge." The daily administrative expense charge, like the annual administrative charge, is designed to defray expenses actually incurred. There is no necessary relationship between the amount of administrative charges imposed on a given Contract and the amount of expenses actually attributable to that Contract.

TAX CHARGE. We currently impose no charge for taxes payable by us in connection with this Contract, other than for premium taxes and similar assessments when applicable. We reserve the right to impose a charge for any other taxes that may become payable by us in the future in connection with the Contracts or the Separate Account.

The annual administrative charge and charges against the Separate Account described above are for the purposes described and First Fortis may receive a profit as a result of these charges.

SURRENDER CHARGE

No sales charge is collected or deducted at the time Net Purchase Payments are applied under a Contract. A surrender charge will be assessed on certain total or partial surrenders. The amounts obtained from the surrender charge will be used to partially defray expenses incurred in the sale of the Contracts, including commissions and other promotional or distribution expenses associated with the marketing of the Contracts, and costs associated with the printing and distribution of prospectuses and sales material.

FREE SURRENDERS. The following amounts can be withdrawn from the Contract without a surrender charge:

    - Any purchase payments received by us more than five years prior to the surrender date and that have not been previously surrendered;

    - In any Contract year, up to 10% of the purchase payments received by us less than five years prior to the surrender date (whether or not the purchase payments have been previously surrendered).

Purchase payments not subject to a surrender charge are deemed to be withdrawn first. If all purchase payments have been withdrawn, the remaining earnings can be withdrawn without a surrender charge. That is, surrender charges do not apply to Contract earnings. For this purpose, it is assumed that all purchase payments are withdrawn before earnings are withdrawn. (For federal income tax purposes, however, certain partial surrenders will be deemed to come first from earnings. See "Federal Tax Matters.")

No surrender charge is imposed on annuitization (or payment of a single sum because the Contract Value is less than the minimum required to provide an annuity on the Annuity Commencement Date). Nor is the surrender charge deducted from the payment of any benefit upon the death of an Annuitant or Contract Owner.

In addition, we have an administrative policy to waive surrender charges for full surrenders of Contracts that have been in force for at least ten years provided that the amount then subject to the surrender charge is less than 25% of the Contract Value. Since the Contracts have been offered only since 1994, no such waivers have yet been made. We reserve the right to change or terminate this practice at any time, both for new and for previously issued Contracts.

AMOUNT OF SURRENDER CHARGE. Surrender charges apply only if the amount being withdrawn exceeds the sum of the amounts listed above under Free Surrenders. The surrender charge is 5% of the purchase payments withdrawn which were received by us less than five years prior to the surrender date.

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient to cover the actual costs of distribution, such costs will be paid from First Fortis' General Account assets, which will include profit, if any, derived from the mortality and expense risk charge.

MISCELLANEOUS

Because the Separate Account invests in shares of the Portfolios of Fortis Series, the net assets of the Separate Account will reflect the investment advisory fees and certain other expenses incurred by the Portfolios that are described in the prospectus for Fortis Series.

REDUCTION OF CHARGES

No surrender charge will be imposed under any Contract owned by (A) First Fortis, and the following persons associated with First Fortis, if at the Contract Issue date they are: (1) officers and directors; (2) employees; or (3) spouses of any such persons or any of such persons' children.

FIXED ACCOUNT

Contract Owners may allocate Net Purchase Payments and transfer Contract Value to the Fixed Account, in which case such amounts are held in the General Account of First Fortis. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Contract involving the Separate Account and contains only selected information regarding the Fixed Account. More information regarding the Fixed Account may be obtained from First Fortis' Home Office or from your sales representative.

GENERAL DESCRIPTION

Our obligations with respect to the Fixed Account are supported by our General Account. Subject to applicable law, we have sole discretion over the investment of the assets in our General Account.

First Fortis guarantees that Contract Value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. We may, at our sole discretion, credit higher rates of interest, although we are not obligated to credit interest in excess of the guaranteed rate of 4% per year. Any interest rate in excess of 4% per year with respect to any amount in the Fixed Account pursuant to a Contract will not be modified more than once each calendar year. Any higher rate of interest will be quoted at an effective annual rate. The rate of any excess interest initially or subsequently credited to any amount can in many cases vary, depending on when that amount was originally allocated to the Fixed Account. Once credited, such interest will be guaranteed and will become part of Contract Value in the Fixed Account from which deductions for fees and charges may be made.

Charges under the Contract are the same as when the Separate Account is being used, except that the 1.35% per annum charged for mortality and expense risk and administrative expenses is not imposed on amounts of Contract Value in the Fixed Account.

FIXED ACCOUNT VALUE

The Contract's Fixed Account Value on any Valuation Date is the sum of the Net Purchase Payments allocated to the Fixed Account, plus any transfers from the Separate Account, plus interest credited to the Fixed Account, less any surrenders, surrender charges or annual administrative charges allocated to the Fixed Account or transfers to the Separate Account.

FIXED ACCOUNT TRANSFERS, TOTAL AND PARTIAL SURRENDERS

Amounts in the Fixed Account are generally subject to the same rights and limitations and will be subject to the same charges as are amounts allocated to the Subaccounts of the Separate Account with respect to total and partial surrenders. See "Total and Partial Surrenders."

Transfers out of the Fixed Account have special limitations. Prior to the Annuity Commencement Date, Contract Owners may transfer part or all of the Contract Value from the Fixed Account to the Separate Account, provided that (1) no more than one such transfer is made each Contract year, (2) no more than 50% of the Fixed Account Value is transferred at any time (unless the balance in the Fixed Account after the transfer would be less than $1,000, in which case up to the entire balance may be transferred) and (3) at least $500 is transferred at any one time (or, if less, the entire amount in the Fixed Account). Irrespective of the above, we may in our discretion permit a continuing request for transfer of lesser specified amounts automatically on a periodic basis. However, we reserve the right to discontinue or modify any such arrangements at our discretion.

No transfers from the Fixed Account may be made after the Annuity Commencement Date.

GENERAL PROVISIONS

THE CONTRACT

The Contract, copies of any applications, amendments, riders, or endorsements attached to the Contract, and copies of any supplemental applications, amendments, endorsements, or revised Contract pages which are mailed to you are the entire Contract. Only an officer of First Fortis can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by one of these representatives of First Fortis.

The Contracts are non-participating and do not share in dividends or earnings of First Fortis.

POSTPONEMENT OF PAYMENTS

With respect to amounts in the Subaccounts of the Separate Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by First Fortis at its Home Office.

However, First Fortis may defer the determination, application or payment of any death benefit, partial or total surrender or annuity payment, to the extent dependent on Accumulation or Annuity Unit Values, or any transfer, for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for First Fortis to determine the investment experience for the Contract, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Contract Owners.

First Fortis may also defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. First Fortis may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the age or sex of the Annuitant has been misstated, any amount payable will be that which the purchase payments paid would have purchased at the correct age and sex. If we have made any overpayments because of incorrect information about age or sex, or any error or miscalculation, First Fortis will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment. The amount of any adjustment will be credited or charged with interest at the rate of 4% per year.

ASSIGNMENT AND OWNERSHIP RIGHTS

Rights and interests under a Qualified Contract may be assigned only in certain narrow circumstances referred to in the Contract. Contract Owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. An ownership change must be made in writing and a copy must be sent to First Fortis' Home Office. The change will be effective on the date it was made, although we are not bound by a change until the date we record it. Contract Owner, Annuitant and Beneficiary rights are subject to any assignment of record at the Home Office of First Fortis. An assignment or pledge of a Contract may have adverse tax consequences. See below under "Federal Tax Matters."

BENEFICIARY

Before the Annuity Commencement Date and while the Annuitant is living, the Contract Owner may name or change a beneficiary or a contingent beneficiary by sending a Written Request of the change to First Fortis. Under certain retirement programs, however, spousal consent may be required to name or change a beneficiary, and the right to name a beneficiary other than the spouse may be subject to applicable tax laws and regulations. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payments we make or action we take before receiving the Written Request. We also need the consent of any irrevocably named person before making a requested change.

In the event of the death of a Contract Owner or Annuitant prior to the Annuity Commencement date the Beneficiary will be determined as follows:

    - If upon the death of a Contract Owner there is one or more surviving Contract Owners, the surviving Contract Owner(s) will be the Beneficiary (this overrides any other beneficiary designation).

    - If upon the death of a Contract Owner there are no surviving Contract Owners, and upon the death of the Annuitant, the Beneficiary will be the beneficiary designated by the Contract Owner. If there is no surviving beneficiary who has been designated by the Contract Owner, then the Contract Owner, or the Contract Owner's estate will be the Beneficiary.

REPORTS

We will mail to the Contract Owner, at the last known address of record, any reports required by any applicable law or regulation. You should therefore give us prompt written notice of any address change. Each Contract Owner will also be sent an annual and a semi-annual report for Fortis Series and a list of the portfolio securities held in each Portfolio of Fortis Series. All reports will be mailed to the person receiving payments during the Annuity Period, rather than to the Contract Owner.

RIGHTS RESERVED BY FIRST FORTIS

First Fortis reserves the right to make certain changes if, in its judgement, they would best serve the interests of Contract Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, First Fortis will obtain your approval of the changes and approval from any appropriate regulatory authority. Such approval may not be required in all cases, however. Examples of the changes First Fortis may make include:

    - To operate the Separate Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

    - To transfer any assets in any Subaccount to another
      Subaccount, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove Subaccounts in the Separate Account.

    - To substitute, for the Portfolio shares held in any Subaccount, the shares of another Portfolio of Fortis Series or the shares of another investment company or any other investment permitted by law.

    - To make any changes required by the Internal Revenue
      Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

    - To change the time or times of day at which a Valuation
      Date is deemed to have ended.

    - To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit First Fortis to take, including to change the way First Fortis assesses charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges which First Fortis has guaranteed.

DISTRIBUTION

The Contracts will be sold by individuals who, in addition to being licensed by state insurance authorities to sell the Contracts of First Fortis, are also registered representatives of Fortis Investors, Inc. ("Fortis Investors"), the principal underwriter of the Contracts or registered representatives of other broker-dealer firms, or representatives of other firms that are exempt from broker-dealer regulation. Fortis Investors and any such other broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

As compensation for distributing the Contracts, First Fortis pays Fortis Investors a maximum of 7.0% of all purchase payments. Fortis Investors pays a selling allowance not in excess of 7.0% of purchase payments to other broker-dealer firms or exempt firms who sell the Contracts. First Fortis may, under certain flexible compensation arrangements, pay Fortis Investors a lesser selling allowance and a service fee, and Fortis Investors may in turn pay lesser selling allowances and a service fee to its registered representatives and other broker dealer firms. However, in such case, such flexible compensation arrangements will have actuarial present values which are approximately equivalent to the amounts of the selling allowances set forth above.

Additionally, registered representatives, broker-dealer firms, and exempt firms may be eligible for additional compensation based upon meeting certain production standards. Fortis Investors may "chargeback" commissions paid to others if the contract upon which the commission was paid is surrendered or canceled within certain specified time periods.

First Fortis or Fortis Investors may also provide additional compensation to broker-dealers in connection with sales of Contracts. Compensation may include financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns regarding Contracts, and other broker-dealer sponsored programs or events. Compensation may include payment for travel expenses incurred in connection with trips taken by invited sales representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.

Fortis Investors is an indirect subsidiary of Fortis AMEV and Fortis AG and is therefore under common control with First Fortis. Fortis Investors' principal business address is 500 Bielenberg Drive, Woodbury, Minnesota 55115 and its mailing address is P.O. Box 64284, St. Paul, MN 55164.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes, which in the opinion of First Fortis are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a Contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Purchase payments made under Non-Qualified Contracts are not excludible or deductible from the gross income of the Contract Owner or any other person. However, any increase in the accumulated value of a Non-Qualified Contract resulting from the investment performance of the Separate Account or interest credited to the Fixed Account is generally not taxable to the Contract Owner or other payee until received by him or her, as surrender proceeds, death benefit proceeds, or otherwise. The exception to this rule is that, generally, Contract Owners who are not natural persons ARE taxed annually for any increase in the Contract Value. However, this exception does not apply in all cases, and you may wish to discuss this with your tax adviser.

The following discussion applies generally to Contracts owned by natural persons.

In general, surrenders or partial withdrawals under Contracts are taxed as ordinary income to the extent of the accumulated income or gain under the Contract. If a Contract Owner assigns or pledges any part of the value of a Contract, the value so pledged or assigned is taxed to the Contract Owner as ordinary income to the same extent as a partial withdrawal.

With respect to annuity payment options, although the tax consequences may vary depending on the option elected under the Contract, until the investment in the Contract is recovered, generally only the portion of the annuity payment that represents the amount by which the Contract Value exceeds the "investment in the contract" will be taxed. In general, an Annuitant's or other payee's "investment in the contract" is the aggregate amount of purchase payments made by him or her. After the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable. For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is determined by a formula which establishes the specific dollar amount of each annuity payment that is not taxed. This dollar amount is determined by dividing the "investment in the contract" by the total number of expected annuity payments. For fixed annuity payments in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment which bears the same ratio to such payment that the "investment in the contract" bears to the total expected return under the Contract. The remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same Contract Owner within the same calendar year will be treated as if they were a single contract.

There is a 10% penalty under the Code on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is (1) made on or after the Contract Owner or other payee reaches age 59 1/2, (2) made to a Beneficiary on or after death of the Contract Owner,
(3) made upon the disability of the Contract Owner or other payee, or (4) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner or the Contract Owner and Beneficiary. Premature distributions may result, for example, from an early Annuity Commencement Date, any early surrender, partial surrender or assignment of a Contract or the early death of an Annuitant who is not the Contract Owner.

A transfer of ownership of a Contract, or designation of an Annuitant or other payee who is not also the Contract Owner, may result in certain income or gift tax consequences to the Contract Owner that are beyond the scope of this discussion. A Contract Owner contemplating any transfer or assignment of a Contract should contact a competent tax adviser with respect to the potential tax effects of such transaction.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires (a) if the person receiving payments dies on or after the Annuity Commencement Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that person's death; and (b) if any Contract Owner dies prior to the Annuity Commencement Date, the entire interest in the Contract will be distributed (1) within five years after the date of that Contract Owner's death or (2) as annuity payments which will begin within one year of that Contract Owner's death and which will be made over the life of the Contract Owner's designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary. However, if the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse deemed to be the new Contract Owner for purposes of Section 72(s). Where the Contract Owner or other person receiving payments is not a natural person, the required distributions provided for in Section 72(s) apply upon the death of the primary Annuitant.

No regulations interpreting the requirements of Section 72(s) have yet been issued (although proposed regulations have been issued interpreting similar requirements for qualified plans). First Fortis intends to review and modify the endorsement if necessary to ensure that the Contracts comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, unless the Beneficiary elects otherwise, the above requirements will be satisfied where the death occurs prior to the Annuity Commencement Date by paying the death benefit in a single sum, subject to proof of the Contract Owner's death. The Beneficiary, however, may elect by Written Request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, particularly where the annuitant dies and the annuitant is not the Contract Owner, the IRS may disregard the election for tax purposes and tax the Beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The Contract may be used with several types of tax-qualified plans. The tax rules applicable to Contract Owners, Annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a retirement program recognized under the Code on behalf of an individual are excludible from the individual's gross income for tax purposes during the Accumulation Period. The portion, if any, of any purchase payment made by or on behalf of an individual under a Contract that is not excluded from the individual's gross income for tax purposes during the Accumulation Period constitutes the individual's "investment in the contract." Aggregate deferrals under all plans at the employee's option may be subject to limitations.

The Contracts are available in connection with the following types of retirement plans: Section 403(b) annuity plans for employees of certain tax-exempt organizations and public educational institutions; Section 401 or 403(a) qualified pension, profit-sharing or annuity plans; individual retirement annuities ("lRAs") under Section 408(b); SIMPLE IRA Plans under Section 408(p); simplified employee pension plans ("SEPs") under Section 408(k); Section 457 unfunded deferred compensation plans of public employers and tax-exempt organizations; and private employer unfunded deferred compensation plans. The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans."

When annuity payments begin, the individual will receive back his or her "investment in the contract" if any, as a tax-free return of capital. The dollar amount of annuity payments received in any year in excess of such return is taxable as ordinary income. When payments are received as an annuity, the tax-free return of capital is treated as if received ratably over the entire period of the annuity until fully recovered (as described above with respect to Non-Qualified Contracts).

WITHHOLDING

Annuity payments and other amounts received under Contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States and with respect to certain distributions from certain types of qualified retirement plans unless the proceeds are transferred directly from the qualified retirement plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require First Fortis to disregard the recipient's election if the recipient fails to supply First Fortis with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies First Fortis that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code which set standards of diversification for the investments underlying the Contracts, in order for the Contracts to be treated as annuities. First Fortis believes that these diversification standards will be satisfied. Failure to do so would result in immediate taxation to Contract Owners or Annuitants of all returns credited to Contracts, except in the case of certain Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause Contract Owners or Annuitants to be treated as the owners of Separate Account assets for tax purposes. First Fortis reserves the right to amend the Contracts in any way necessary to avoid any such result. The Treasury Department has stated that it expects to establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if such standards were considered not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized upon the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange from one of these types of products into a Contract pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code, and your investment in the Contract will be the same as your investment in the contract or policy exchanged. However, an exchange from a Fortis Group Fund or other investment that is not a life insurance or annuity contract may be a taxable event.

Certain existing annuity contracts may be "grandfathered" under various provisions of the tax laws, i.e., subject to more favorable tax treatment than generally offered under current law. For example, certain annuity contracts issued before January 19, 1985 may not be subject to the distribution rules of Code Section 72(s). Also, certain distributions from contracts issued before the same date may not be subject to the 10% penalty tax for premature distributions. Also, if a contract contained principal on August 13, 1982, that principal may generally be withdrawn in a partial distribution before the withdrawal of any taxable gain in the contract. These "grandfather" provisions may be lost if such contract is exchanged for a Contract. In connection with contracts issued pursuant to Section 1035 exchanges, if the data is provided to us, we can separately track amounts attributable to purchase payments made to the original contract before or after the effective date of the Tax Equity and Fiscal Responsibility Act of 1982. That separate tracking can preserve certain of the above grandfathered provisions.

Because of the complexity of these matters, you should consult a qualified tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(B) PLANS

Section 403(b)(12) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

   (1) elective contributions made for years beginning after December 31, 1988;

   (2) earnings on those contributions; and

   (3) earnings on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions which accrues after December 31, 1988 may not be distributed in the case of hardship.

VOTING PRIVILEGES

In accordance with its view of current applicable law, First Fortis will vote shares of each of the Portfolios which are attributable to a Contract at regular and special meetings of the shareholders of Fortis Series in proportion to instructions received from the persons having the voting interest in the Contract as of the record date for the corresponding Fortis Series shareholders meeting. Contract Owners have the voting interest during the Accumulation Period, persons receiving annuity payments during the Annuity Period, and Beneficiaries after the death of the Annuitant or Contract Owner. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result First Fortis determines that it is permitted to vote shares of the Portfolios in its own right, it may elect to do so.

During the Accumulation Period, the number of shares of a Portfolio attributable to a Contract is determined by dividing the amount of Contract Value in the corresponding Subaccount pursuant to the Contract as of the record date for the shareholders meeting by the net asset value of one Portfolio share as of that date. During the Annuity Period, or after the death of the Contract Owner or Annuitant, the number of Portfolio shares deemed attributable to the Contract will be computed in a comparable manner, based on the liability for future variable annuity payments allocable to that Subaccount under the Contract as of the record date. Such liability for future payments will be calculated on the basis of the mortality assumptions and the assumed interest rate used in determining the number of Annuity Units credited to the Contract and the applicable Annuity Unit value on the record date. During the Annuity Period, the number of votes attributable to a Contract will generally decrease since funds set aside to make the annuity payments will decrease.

Where Contract Owners are permitted to instruct us as to how to vote Portfolio shares, our policy is to permit an Annuitant or payee who is not the Contract Owner to direct the Contract Owner with respect to the voting of certain Portfolio shares attributable to his or her Contract. An Annuitant or other payee may direct the Contract Owner with respect to that number of Portfolio shares that is attributable to purchase payments, if any, contributed by such Annuitant or payee and any additional shares, to the extent authorized by an employee benefit plan. (For these purposes, the number of shares attributable to the Annuitant or payee is computed on a basis consistent with that for attributing Portfolio shares to Contract Owners, as described above.)

Contract Owners are to instruct First Fortis to vote in accordance with such directions from Annuitants and payees. Furthermore, Contract Owners are to instruct First Fortis to vote shares of any Portfolio for which directions could have been but were not received from Annuitants and other payees in the same proportion as other shares in that Portfolio attributable to the Contract Owner which are to be voted in accordance with directions received from Annuitants and other payees. The Contract Owner may instruct us as to the voting of any other shares attributable to Contracts as the Contract Owner may determine. The Separate Account, Fortis Series and First Fortis do not have any obligation to determine whether or not voting directions are requested or received by a Contract Owner or whether or not a Contract Owner has instructed First Fortis in accordance with directions given by Annuitants and other payees.

First Fortis will vote shares as to which it has received no timely instructions, and any shares attributable to excess amounts First Fortis has accumulated in the related Subaccount, in proportion to the voting instructions which it receives with respect to all Contracts and other variable annuity contracts participating in a Portfolio. To the extent that First Fortis or any affiliated company holds any shares of a Portfolio, they will be voted in the same proportion as instructions for that Portfolio that are received from persons holding the voting interest with respect to all First Fortis separate accounts participating in that Portfolio. Shares held by separate accounts other than the Separate Account will in general be voted in accordance with instructions of participants in such other separate accounts. This diminishes the relative voting influence of the Contracts.

Each person having a voting interest in a Subaccount of the Separate Account will receive proxy material, reports and other materials relating to the appropriate Portfolio. Pursuant to the procedures described above, these persons may give instructions regarding the election of the Board of Directors of Fortis Series, ratification of the selection of its independent auditors, the approval of the investment manager of a Portfolio, changes in fundamental investment policies of a Portfolio and all other matters that are put to a vote by Fortis Series shareholders.

STATE REGULATION

First Fortis is subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines its affairs.

LEGAL MATTERS

The legality of the Contracts described in this Prospectus has been passed upon by David A. Peterson, Esquire, Vice President and Assistant General Counsel of Fortis Benefits Insurance Company, an affiliate of First Fortis. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised First Fortis on certain federal securities law matters.

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE

First Fortis..............................................................    2
Calculation of Annuity Payments...........................................    2
Services..................................................................    3
    - Safekeeping of Separate Account Assets..............................    3
    - Experts.............................................................    3
    - Principal Underwriter...............................................    3
Limitation On Allocations.................................................    3
Change of Investment Adviser or Investment Policy.........................    3
Taxation Under Certain Retirement Plans...................................    3
Terms of Exemptive Relief in Connection with Mortality and Expense Risk
 Charge...................................................................    7
Other Information.........................................................    8
Financial Statements......................................................    8
APPENDIX A--Performance Information.......................................  A-1

                                   APPENDIX A
                       SAMPLE DEATH BENEFIT CALCULATIONS

DATE OF DEATH IS THE 3RD CONTRACT ANNIVERSARY:

                                                                  EXAMPLE  EXAMPLE
                                                                     1        2
                                                                  -------  -------
a.  Net Purchase Payments Made Prior to Date of Death...........  $20,000  $20,000
b.  Contract Value on Date of Death.............................  $17,000  $25,000
Death Benefit is larger of a, and b.............................  $20,000  $25,000

DATE OF DEATH IS THE 8TH CONTRACT ANNIVERSARY:

                                                                EXAMPLE  EXAMPLE  EXAMPLE
                                                                   3        4        5
                                                                -------  -------  -------
a. Net Purchase Payments Made Prior to Date of Death........... $20,000  $20,000  $20,000
b. Contract Value on 5th Contract Anniversary.................. $15,000  $30,000  $30,000
c. Contract Value on Date of Death............................. $17,000  $25,000  $35,000
Death Benefit is larger of a, b, and c........................  $20,000  $30,000  $35,000

DATE OF DEATH IS THE 13TH CONTRACT ANNIVERSARY:

                                                                  EXAMPLE  EXAMPLE  EXAMPLE
                                                                     6        7        8
                                                                  -------  -------  -------
a.  Net Purchase Payments Made Prior to Date of Death...........  $20,000  $20,000  $20,000
b.  Contract Value on 10th Contract Anniversary.................  $15,000  $40,000  $40,000
c.  Contract Value on Date of Death.............................  $17,000  $30,000  $50,000
Death Benefit is larger of a, b, and c..........................  $20,000  $40,000  $50,000

                 (This page has been left blank intentionally.)

                                   APPENDIX B
                      EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total Series Fund expense rate plus the annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series is calculated as follows:

     Total Variable Account Annual Expenses                           1.35%
+    Total Series Fund Operating Expenses                             0.67%
+    Annual Administrative Charge Rate (See Below)                    0.11%
=    Total Expense Rate                                               2.13%

The Annual Administrative Charge Rate is calculated by dividing the total Annual Contract charges collected in 1996 by an affiliated company by the average policy value in force in 1996 with that same affiliate.

Year 1 Beginning Policy Value = $1000.00
Year 1 Expense = $1000.00 x 0.0213 = $21.33

Year 2 Beginning Policy Value = $1028.67
Year 2 Expense = $1028.67 x 0.0213 = $21.94

Year 3 Beginning Policy Value = $1058.16
Year 3 Expense = $1058.16 x 0.0213 = $22.57

So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to $21.33 + $21.94 + $22.57 = $65.84.

If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

Surrender Charge Percentage x   (Initial Premium - 10% Free Withdrawal)    =   Surrender Charge
          0.05          x       ( $1000.00    -      $100.00    )          =   $45.00

So the total expense if surrendered is $65.84 + $45.00 = $110.84.

                 (This page has been left blank intentionally.)

 Individual Flexible Premium Deferred Variable Annuity Contracts (Opportunity)
                                      Issued by

                         FIRST FORTIS LIFE INSURANCE COMPANY

                         STATEMENT OF ADDITIONAL INFORMATION

                                     May 1, 1997

This Statement of Additional Information is not a Prospectus. It is intended that this Statement of Additional information be read in conjunction with the Prospectus for a flexible premium deferred variable annuity contract ("Contract"), dated May 1, 1997. A copy of the Prospectus may be obtained without charge from Fortis Investors, Inc. 1-800-800-2638, ext. 3057; mailing address: P.O. Box 64272, St. Paul, MN 55164 or First Fortis Life Insurance Company ("First Fortis") 1-800-745-8248, mailing address: P.O.Box 3249, Syracuse, NY 13220. The Contracts are issued by First Fortis through its Variable Account A (the "Separate Account").

TABLE OF CONTENTS


First Fortis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Calculation of Annuity Payments. . . . . . . . . . . . . . . . . . . . . . . .2
Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
  - Safekeeping of Separate Account Assets . . . . . . . . . . . . . . . . . .3
  - Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
  - Principal Underwriter  . . . . . . . . . . . . . . . . . . . . . . . . . .3
Limitation on Allocations. . . . . . . . . . . . . . . . . . . . . . . . . . .3
Change of Investment Adviser or Investment Policy. . . . . . . . . . . . . . .3
Taxation Under Certain Retirement Plans. . . . . . . . . . . . . . . . . . . .4
Other Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Appendix A - Performance Information . . . . . . . . . . . . . . . . . . . .A-1

In order to supplement the description in the Prospectus, the following provides additional information about the Contract and other matters which may be of interest to Contract Owners, Annuitants and Beneficiaries. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Special Terms Used in This Prospectus."

FIRST FORTIS

First Fortis Life Insurance Company, the issuer of the Contracts, is a New York corporation qualified to sell life insurance and annuity contracts in New York. First Fortis is a wholly-owned subsidiary of Fortis, Inc. Fortis, Inc. is a corporation based in New York, which manages the United States operations of Fortis AMEV and Fortis AG. Fortis, Inc. is wholly-owned by Fortis International, Inc., which is in turn wholly-owned by Sycamore Insurance Holding N.V. The latter is 50% owned by Fortis AMEV and 50% owned, through certain subsidiaries, by Fortis AG.

Fortis AMEV is a publicly-traded, multi-national insurance and financial services group headquartered in The Netherlands. Fortis AMEV is an international financial services firm that has been in business since 1847. It is one of the largest holding companies in Europe with subsidiary companies in twelve countries on four continents. Fortis AMEV is the third largest insurance company in The Netherlands. Fortis AG is a multi-national insurance, real estate and financial services firm that has been in business since 1824. It has subsidiary companies in eight countries. Fortis AG is one of the largest life insurance companies in Belgium. Fortis AMEV and Fortis AG have combined assets of approximately $175 billion.

Best's Insurance Reports has assigned First Fortis a rating of A (Excellent) for financial position and operating performance. First Fortis has a rating of AA from Standard & Poor's. As defined by Standard & Poor's, insurers rated AA offer "excellent financial security." These ratings represent such rating agencies' independent opinion of First Fortis' financial strength and ability to meet policy holder obligations, but have no relevance to the performance and quality of the assets in Subaccounts of the Variable Account.

CALCULATION OF ANNUITY PAYMENTS

FIXED ANNUITY OPTION

The amount of each annuity payment under a Fixed Annuity Option is fixed and guaranteed by First Fortis. Monthly fixed annuity payments will start as of the end of the Valuation Period that contains the Annuity Commencement Date. At that time, the Contract Value of the Contract is computed and that portion of the Contract Value which will be applied to the Fixed Annuity Option selected is determined. The amount of the first monthly payment under the Fixed Annuity Option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply such amount of Contract Value to the annuity form selected. The dollar amounts of any fixed annuity payments after the first are specified during the entire period of annuity payments according to the provisions of the annuity form selected.

VARIABLE ANNUITY OPTION

ANNUITY UNITS. To the extent a Variable Annuity Option has been selected, we convert the Accumulation Units for each Subaccount of the Separate Account into Annuity Units for each Subaccount at their values determined as of the end of the Valuation Period which contains the Annuity Commencement Date. As of such time, any Fixed Account Value to be applied to a Variable Annuity Option is also converted to Annuity Units in the Subaccounts selected based on the then-current Annuity Unit value. The initial number of Annuity Units in each Subaccount is determined by dividing the amount of the initial monthly variable annuity payment (see "Variable Annuity Option--Variable Annuity Payments," below) allocable to that Subaccount by the value of one Annuity Unit in that Subaccount as of the time of the conversion. The number of Annuity Units for each Subaccount will remain constant, as long as an annuity remains in force and the allocation among the Subaccounts has not changed.

The value of each Subaccount's Annuity Units will vary to reflect the investment experience of that Subaccount as well as charges deducted from the Subaccount. The value of each Subaccount's Annuity Units is equal to the prior value of the Subaccount's Annuity Units multiplied by the net investment factor for that Subaccount (discussed in the Prospectus under "Contract Value") for the Valuation Period ending on that Valuation Date, with an offset for the 4% assumed interest rate used in the annuity tables of the Contract.

VARIABLE ANNUITY PAYMENTS. Variable annuity payments start at the end of the Valuation Period that contains the Annuity Commencement Date, and will vary in amount as the related Annuity Unit values vary. The amount of the first monthly payment is shown on the annuity tables contained in the Contract for each $1,000 of Contract Value applied to the Variable Annuity Option selected as of the end of such Valuation Period. The first variable annuity payment is, in effect, allocated among the Subaccounts in the same proportion as the Contract Value is allocated among the Subaccounts upon commencement of annuity payments.

Payments after the first will vary in amount and are determined on the first Valuation Date of each subsequent monthly period. If the monthly payment under the annuity form selected is based on the value of Annuity Units of a single Subaccount, the monthly payment is found by multiplying the number of the Contract's Annuity Units for that Subaccount by the Annuity Unit value of such Subaccount as of the first Valuation Date in each monthly period following the Annuity Commencement Date. If the monthly payment under the Variable Annuity Option selected is based upon the value of Annuity Units in more than one Subaccount, this is repeated for each applicable Subaccount. The sum of these payments is the variable annuity payment.

SERVICES

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

Title to the assets of the Separate Account is held by First Fortis. The assets of the Separate Account are kept segregated and held separate and apart from First Fortis' other assets. Fortis Advisers, Inc., an affiliate of First Fortis, maintains records of all purchases and redemptions of shares of Fortis Series Fund, Inc. held by each of the Subaccounts of the Separate Account.

EXPERTS

The financial statements of First Fortis Life Insurance Company and First Fortis Variable Account A appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

PRINCIPAL UNDERWRITER

Fortis Investors, Inc. ("Fortis Investors"), the principal underwriter of the Contracts, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. The offering of the Contracts is continuous, and Fortis Investors does not anticipate discontinuing the offering of the Contracts, although it reserves the right to do so. First Fortis paid a total of $154,849 to Fortis Investors for annuity distribution services during 1996. Of this total the sum of $21,793 for the year 1996 was not reallowed to other broker dealers. Contracts will be issued for Annuitants from ages zero to ninety.

LIMITATION ON ALLOCATIONS

Under the Contract, First Fortis reserves the right to control the amount of any assets in any investment alternative. Pursuant to this authority, First Fortis has established the following administrative procedures for the protection of the interests of all investors participating in Fortis Series' Portfolios: a Contract Owner may not invest, allocate, transfer or exchange Contract Value into any Subaccount if the value allocated to that Subaccount under the Contract (and under any other insurance or annuity contracts directly or indirectly controlled by the same person, jointly or individually) would immediately thereafter equal 25% or more of the related Fortis Series Portfolio's net assets. First Fortis reserves the right to modify these procedures at any time.



CHANGE OF INVESTMENT ADVISER OR INVESTMENT POLICY

Unless otherwise required by law or regulation, and subject to Fortis Advisers, Inc.'s right to terminate its investment advisory arrangements with Fortis Series, neither the investment adviser nor any investment policy may be changed without the consent of First Fortis. No investment policy will be changed unless a statement of change is filed with and approved by the Insurance Commissioner of the State of New York. The Contract Owner (or, after annuity payments start, the Annuitant) will be notified of any material investment policy change which has been approved.

Notification of an investment policy change will be provided to Contract Owners prior to its implementation by the Separate Account if Contract Owner comment or vote is required for such change.

TAXATION UNDER CERTAIN RETIREMENT PLANS

Federal income tax information concerning the purchase of Contracts for specific types of retirement plans is set forth below. You should also refer to "Federal Tax Matters" in the Prospectus. The tax information provided is not comprehensive, and you should consult a qualified tax adviser before taking any action in connection with a retirement plan.

SECTION 403(b) ANNUITIES FOR EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

PURCHASE PAYMENTS. Under Section 403(b) of the Internal Revenue Code ("Code"), payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code, or public educational institutions) to purchase Contracts for their employees are excludible from the gross income of employees to the extent that such aggregate purchase payments do not exceed certain limitations prescribed by the Code. This is the case whether the purchase payments are a result of voluntary salary reduction amounts or employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes.

TAXATION OF DISTRIBUTIONS. Distributions from a Section 403(b) tax-deferred annuity contract are taxed as ordinary income to the recipient as described under "Federal Tax Matters" in the Prospectus. Taxable distributions received before the employee attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following the employee's death, disability, separation from service after age 55, separation from service at any age if the distribution is in the form of an annuity for the life (or life expectancy) of the employee (or the employee and Beneficiary) and distributions not in excess of deductible medical expenses. In addition, no distributions of voluntary salary reduction amounts made for years after December 31, 1988 (plus earnings thereon and earnings on Contract values as of December 31, 1988) will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

REQUIRED DISTRIBUTIONS. Generally, distributions from Section 403(b) annuities must commence not later than April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2, and such distributions must be made over a period that does not exceed the life expectancy of the employee (or the employee and Beneficiary). A penalty tax of 50% would be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the employee dies before his or her entire interest in the Contract has been distributed, the employee's entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner in the case of a Non-Qualified Contract, as described in the Prospectus. Certain of these and other provisions are incorporated in a special endorsement attached to Contracts that are intended to qualify under Section 403(b), and reference should be made to that endorsement for its complete terms.

TAX-FREE EXCHANGES AND ROLLOVERS. The Code provides for the tax-free exchange of one Section 403(b) annuity contract for another Section 403(b) annuity contract, and the IRS has ruled (Revenue Ruling 90-24) that amounts transferred may qualify as tax-free transfers under certain circumstances. In addition,
Section 403(b)(8) of the Code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other Section 403(b) programs under certain circumstances.

SECTION 401 QUALIFIED PENSION, PROFIT-SHARING OR ANNUITY PLANS

PURCHASE PAYMENTS. Subject to certain limitations prescribed by the Code, purchase payments made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under Section 401 or
Section 403(a) of the Code are generally deductible by the employer and excluded from the taxable income of the employee for federal income tax purposes, whether made under a salary reduction agreement or directly by employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes. Purchase payments made directly by an employee generally are made on an after-tax basis.

TAXATION OF DISTRIBUTIONS. Distributions from Contracts purchased under these qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions, as described under "Federal Tax Matters--Qualified Plans," in the Prospectus. However, if an employee or other payee receives a "lump sum" distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attaining age 59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. Taxable distributions received prior to attainment of age
59 1/2 under a Contract purchased under a qualified plan are subject to the same 10% penalty tax (and the same exceptions) as described above with respect to Section 403(b) annuity contracts.

REQUIRED DISTRIBUTIONS. The minimum distribution requirements for these qualified plans are generally the same as described above with respect to
Section 403(b) annuity contracts.

TAX-FREE ROLLOVERS. If, within 60 days of receipt, an employee who receives a single sum distribution transfers all of the taxable amount received to another plan qualified under Section 401 or 403(a), or to an individual retirement account or annuity as provided for under the Code, the transferred amount will not be taxed in the year of distribution. Certain "partial" distributions may also qualify for tax-free rollover treatment, but only if transferred to an individual retirement account or annuity. However, income tax may be required to be withheld from the distribution unless the distribution is transferred directly from the qualified plan to an individual retirement account or annuity.

INDIVIDUAL RETIREMENT ANNUITIES

PURCHASE PAYMENTS. Individuals may make contributions for individual retirement annuity ("IRA") Contracts. Deductible contributions for any year may be made up to the lesser of $2,000 or 100% of compensation for individuals who (1) are not (and whose spouses are not) active participants in another retirement plan, (2) are unmarried and have adjusted gross income of $25,000 or less, or (3) are married and have adjusted gross income of $40,000 or less. An individual may also establish an IRA for his or her spouse if they file a joint return for the taxable year and his or her spouse earns less than the individual does for that year. The annual purchase payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the couple's combined earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income (with certain special adjustment) exceed the cut-off point ($25,000 for unmarried, $40,000 for married persons filing jointly, and $0 for married persons filing a separate return) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts. For example, a married individual who is an active participant in another retirement plan and files a separate tax return is entitled to a partial IRA deduction if the individual's adjusted gross income is less than $10,000 and no IRA deduction if his or her adjusted gross income is equal to or greater than $10,000.


An individual may make non-deductible IRA contributions to the extent of (1) the lesser of $2,000 ($4,000 in the case of a spousal IRA) or 100% of compensation over (2) the IRA deductible contribution made with respect to the individual.

An individual may not make any contributions to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter. Contributions to a spouse's IRA may not be made for any year in which that spouse reaches age 70 1/2 or for any year thereafter.

TAXATION OF DISTRIBUTIONS. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax including distributions following the owner's death or disability or distribution in the form of an annuity for the life (or life expectancy) of the owner (or the owner and beneficiary), or distributions not in excess of deductible medical expenses or certain distributions to pay health insurance premiums after an extended period of unemployment.

REQUIRED DISTRIBUTIONS. The minimum distribution requirements for IRAs are generally the same as described above with respect to Section 403(b) annuity contracts. Certain of these and other provisions are incorporated in a special endorsement attached to IRA Contracts, and reference should be made to that endorsement for its complete terms.

TAX-FREE ROLLOVERS. The Code permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, annuity, bond purchase or tax-deferred annuity plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

SIMPLIFIED EMPLOYEE PENSION PLANS

PURCHASE PAYMENTS. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of $24,000 or 15% of the employee's earned income. Employees of certain small employers may have contributions made to a special kind of SEP (SARSEP) on their behalf on a salary reduction basis if the SARSEP plan was in effect on December 31, 1996. These salary reduction contributions may not exceed $9,500 in 1997, which is indexed for inflation. Employees of tax-exempt organizations and state or local government agencies have never been eligible for the salary reduction type of SEP.

TAXATION OF DISTRIBUTIONS. Generally, distribution payments from SEPs are subject to the same distribution rules described above for IRAs.

REQUIRED DISTRIBUTIONS. SEP distributions are subject to the same minimum required distribution rules described above for IRAs.

TAX-FREE ROLLOVERS. Generally, rollovers and direct transfers may be made to and from SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers to other IRAs, excluding SIMPLE IRAs are also possible. Special rules apply if the rollover is from a SARSEP IRA.

SECTION 408(p) SIMPLE IRA PLANS

PURCHASE PAYMENTS: Under Section 408(p) of the Code, small employers may establish a type of IRA plan referred to as a Savings Incentive Match Plan for Employees (SIMPLE Plan). An employee may contribute annually through his or her employer a pre-tax salary reduction contribution not to exceed the lesser of $6,000 or 100% of compensation. The employer must annually either (1) match the employee contribution dollar for dollar up to 3% of pay, or (2) make a 2% of pay contribution for each eligible employee regardless of whether the employee makes any salary reduction contribution. In two out of every five years, the employer has the option to reduce the matching contribution as low as 1% of pay but advance notice must be provided to employees.

TAXATION OF DISTRIBUTIONS: Generally, distributions from SIMPLE IRA Plans are subject to the same distribution rules described above for IRAs. However, if an individual withdraws any amount from his SIMPLE IRA Plan within the first two years of his or her commencement of participation in the employer's SIMPLE IRA Plan, the 10% penalty tax for premature distribution, if such tax applies, will be increased to 25%.

REQUIRED DISTRIBUTIONS: SIMPLE distributions are subject to the same minimum distribution rules described above for IRAs.

TAX-FREE ROLLOVERS: Generally, rollovers and direct transfers may be made to and from SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers or transfers to other IRAs, other than SIMPLE IRAs, are also possible but only after the second anniversary of commencement of participation in the employer's SIMPLE IRA Plan.

SECTION 457 UNFUNDED DEFERRED COMPENSATION PLANS OF PUBLIC EMPLOYERS AND TAX-EXEMPT ORGANIZATIONS

PURCHASE PAYMENTS. Under Section 457 of the Code, all individuals who perform services for a state or local government or governmental agency may participate in a deferred compensation program. Other tax-exempt employers may establish unfunded deferred compensation plans under Section 457 for employees and/or independent contractors.

Though not actually a qualified plan as that term is normally used, this type of program allows individuals to defer the receipt of compensation that otherwise would be currently payable and therefore to defer the payment of federal income taxes on such amounts. Assuming that the program meets the requirements to be considered an eligible deferred compensation plan (an "EDCP"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $7,500 or 33-1/3% of the individual's includible compensation. (Includible compensation means compensation from the employer which would be currently includible in gross income for federal tax purposes.) In addition, during the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

The amounts which are deferred may be used by the employer to purchase the Contracts offered by this Prospectus. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The employee has no rights or interest in the Contract and is entitled only to payment in accordance with the EDCP provisions.

TAXATION OF DISTRIBUTIONS. Amounts received by an individual from an EDCP are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

DISTRIBUTIONS BEFORE SEPARATION FROM SERVICE. Distributions generally are not permitted under an EDCP prior to separation from service or reaching age 70 1/2, except in cases of severe financial hardship. Hardship distributions are includible in the gross income of the individual in the year in which paid.

REQUIRED DISTRIBUTIONS. The distribution requirements for these qualified plans are generally the same as described above with respect to Section 403(b) annuity contracts. However, if distributions do not commence before the employee's death, the entire interest in the Contract must be distributed within 15 years if the beneficiary is not the employee's surviving spouse.

TAX-FREE TRANSFERS. The Code permits the tax-free direct transfer of EDCP amounts to another EDCP, subject to certain conditions. Any transfer must be with employer consent.


PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

PURCHASE PAYMENTS. Private taxable employers may establish unfunded, non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of tax-exempt employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules for private taxable employer deferred compensation plans discussed below. (Unfunded deferred compensation plans of other tax-exempt employers are generally subject to the requirements of Section 457.)

These types of programs allow individuals to defer receipt of up to 100% of compensation which would otherwise be includible in income and therefore to defer the payment of federal income taxes on such amounts. Purchase payments made by the employer, however are not immediately deductible by the employer, and the employer is currently taxed on any increase in Contract Value.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Contract and is entitled only to payment from the employer's general assets in accordance with plan provisions.

TAXATION OF DISTRIBUTIONS. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

EXCESS DISTRIBUTIONS--15% TAX

Certain persons, particularly those who participate in more than one tax-qualified retirement plan, may be subject to an additional tax of 15% on certain excess aggregate distributions from those plans. In general, excess distributions are taxable distributions from all tax-qualified plans in excess of a specified annual limit for payments made in the form of an annuity (currently, $160,000) or five times the annual limit for lump sum distributions.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The financial statements of First Fortis that are included in this Statement of Additional Information should be considered only as bearing on the ability of First Fortis to meet its obligations under the Contracts.

                         Report of Independent Auditors

Board of Directors
First Fortis Life Insurance Company

We have audited the accompanying statement of net assets of First Fortis Life Insurance Company Variable Account A (comprising, respectively, the Fortis Series Fund's Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S&P 500 and Blue Chip Stock Subaccounts) as of December 31, 1996, and the related statement of changes in net assets for the period from July 1, 1996 (commencement of operations) to December 31, 1996. These financial statements are the responsibility of the management of First Fortis Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the portfolio subaccounts constituting First Fortis Life Insurance Company Variable Account A at December 31, 1996, and the results of their operations and changes in their net assets for the period from July 1, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


April 11, 1997


                       First Fortis Life Insurance Company
                               Variable Account A

                             Statement of Net Assets

                                December 31, 1996


                                                                                                                 NET ASSET VALUE FOR
                                                                                               ACCUMULATION        VARIABLE ANNUITY
                                                                              NET                 UNITS            CONTRACTS PER
                                                                             ASSETS            OUTSTANDING        ACCUMULATION UNIT
                                                                      --------------------------------------------------------------
Investments in Fortis Series Fund, Inc., at market value (NOTE 2):
   Growth Stock Series (6,446 shares; cost--$209,123)                       $210,096              70,686                $2.97
   U.S. Government Securities Series (644 shares;                              6,811                 427                15.95
    cost--$6,946)
   Money Market Series (4,123 shares; cost--$44,752)                          45,122              31,800                 1.42
   Asset Allocation Series (8,791 shares; cost--$153,046)                    149,379              63,004                 2.37
   Diversified Income Series (3,185 shares; cost--$36,245)                    37,255              20,649                 1.80
   Global Growth Series (6,723 shares; cost--$126,179)                       127,713               6,899                18.51
   Aggressive Growth Series (14,041 shares;                                  191,234              14,449                13.24
    cost--$198,975)
   Growth & Income Series (14,703 shares; cost--$216,541)                    222,945              14,412                15.47
   High Yield Series (11,954 shares; cost--$122,360)                         117,452               9,846                11.93
   Global Asset Allocation Series (7,928 shares; cost                         97,859               7,591                12.89
    $98,478)
   Global Bond Series (1,456 shares; cost--$16,409)                           16,149               1,347                11.99
   International Stock Series (11,222 shares;                                139,620              10,999                12.69
    cost--$137,017)
   Value Series (15,235 shares; cost--$165,866)                              173,386              15,690                11.05
   S&P 500 Series (5,083 shares; cost--$56,857)                               58,280               5,144                11.33
   Blue Chip Stock Series (9,337 shares; cost--$106,411)                     108,962               9,457                11.52
                                                                      -----------------------------------
   Total net assets                                                       $1,702,263             282,400
                                                                      -----------------------------------
                                                                      -----------------------------------

SEE ACCOMPANYING NOTES.
                                                                               2

                                                 First Fortis Life Insurance Company
                                                         Variable Account A

                                                 Statement of Changes in Net Assets

                             Period from July 1, 1996 (commencement of operations) to December 31, 1996




                                                         U.S.
                                            GROWTH    GOVERNMENT   MONEY       ASSET   DIVERSIFIED   GLOBAL   AGGRESSIVE  GROWTH &
                                             STOCK    SECURITIES   MARKET    ALLOCATION  INCOME      GROWTH     GROWTH     INCOME
                                            SERIES      SERIES     SERIES      SERIES     SERIES     SERIES     SERIES     SERIES
                                           ----------------------------------------------------------------------------------------
 OPERATIONS
 Dividend income                           $   677      $  386    $   204    $  7,449   $    --    $    148   $    318  $   5,819
 Mortality and expense and policy advance
  charges (NOTE 3)                            (127)        (27)      (378)       (262)      (30)        235       (631)       290
 Net realized gain (loss) on investments     2,290          --        863         396        --         225       (259)      (761)
 Net change in unrealized appreciation
  (depreciation) of investments                973        (135)       370      (3,667)    1,010       1,534     (7,741)     6,404
                                          ----------------------------------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from operations                  3,813         224      1,059       3,916       980       2,142     (8,313)    11,752

 CAPITAL TRANSACTIONS
 Purchase of Variable Account A units      264,460       6,560    162,462     158,453    36,245     151,125     220,356   298,353
 Redemption of Variable Account A units    (58,304)         --   (118,777)    (13,252)       --     (25,319)    (21,440)  (86,870)
 Mortality and expense charges redeemed        127          27        378         262        30        (235)        631      (290)
                                          -----------------------------------------------------------------------------------------
 Net increase resulting from capital       206,283       6,587     44,063     145,463    36,275     125,571     199,547   211,193
  transactions

 Net assets at beginning of period              --          --         --          --        --          --          --        --
                                          ----------------------------------------------------------------------------------------
 Net assets at end of period              $210,096      $6,811    $45,122    $149,379   $37,255    $127,713    $191,234  $222,945
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------

                                                First Fortis Life Insurance Company
                                                         Variable Account A

                                           Statement of Changes in Net Assets (continued)



                                                       GLOBAL
                                             HIGH       ASSET     GLOBAL                                     BLUE CHIP   COMBINED
                                             YIELD   ALLOCATION    BOND   INTERNATIONAL   VALUE    S&P 500    STOCK      VARIABLE
                                            SERIES     SERIES     SERIES  STOCK SERIES   SERIES     SERIES    SERIES     ACCOUNT
                                          -----------------------------------------------------------------------------------------
 OPERATIONS
 Dividend income                          $  6,166    $  3,734  $   643     $  3,888    $    942   $   337   $    360  $   31,071
 Mortality and expense and policy advance
  charges (NOTE 3)                            (107)      (187)      (55)          57        (217)     (138)       203      (1,374)
 Net realized (loss) gain on investments       154          4        --         (343)        265       274        595       3,703
 Net change in unrealized appreciation
  (depreciation) of investments             (4,908)      (619)     (260)       2,603       7,520     1,423      2,551       7,058
 Net increase (decrease) in net assets    ---------------------------------------------------------------------------------------
  resulting from operations                  1,305      2,932       328        6,205       8,510     1,896      3,709      40,458

 CAPITAL TRANSACTIONS
 Purchase of Variable Account A units      147,387     95,193    15,766      170,797     169,800    62,552    169,424   2,128,933
 Redemption of Variable Account A units    (31,347)      (453)       --      (37,325)     (5,141)   (6,306)   (63,968)   (468,502)
 Mortality and expense charges redeemed        107        187        55          (57)        217       138       (203)      1,374
 Net increase resulting from capital      ---------------------------------------------------------------------------------------
  transactions                             116,147     94,927    15,821      133,415     164,876    56,384    105,253   1,661,805

 Net assets at beginning of period              --         --        --           --          --        --         --          --
 Net assets at end of period              ---------------------------------------------------------------------------------------
                                          $117,452    $97,859   $16,149     $139,620    $173,386   $58,280   $108,962  $1,702,263
                                          ---------------------------------------------------------------------------------------
                                          ---------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                      First Fortis Life Insurance Company
                               Variable Account A

                          Notes to Financial Statements

                                December 31, 1996

1. GENERAL

FIRST FORTIS LIFE INSURANCE COMPANY

Variable Account A (the Account) was established as a segregated asset account of First Fortis Life Insurance Company (First Fortis) on October 1, 1993 under New York law and became operational July 1, 1996. The Account is registered under the Investment Company Act of 1940 as a unit investment trust. The variable annuity contracts are sold under the names Opportunity Variable Annuity and Masters Variable Annuity.

First Fortis was founded in 1971. At the end of 1996, First Fortis had approximately $6 billion of total life insurance in force. First Fortis is a New York corporation and is qualified to sell life, accident and health insurance and annuity contracts in New York. First Fortis is an affiliate of the worldwide Fortis group of companies owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium. First Fortis is wholly-owned by Fortis AMEV. The other U.S. subsidiaries of Fortis AMEV and Fortis AG operate under the holding company name of Fortis, Inc. Subject to regulatory approval, First Fortis will become a wholly-owned subsidiary of Fortis, Inc. in 1997.

Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV and Fortis AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking, and financial services, and real estate development in The Netherlands, Belgium, United States, Western Europe, and the Pacific Rim. The Fortis group of companies had over $160 billion in assets at the end of 1996.

Fortis Advisers, Inc. (a wholly-owned subsidiary of Fortis, Inc.) provides investment management services to the portfolios in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. These fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers, Inc. provided investment management services amounted to $168,412 in 1996.

                      First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)

1. GENERAL (CONTINUED)

There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of Fortis Series Fund, Inc. (the Fund). The investment objectives and policies of each of the Account's subaccounts are as follows:

 - GROWTH STOCK PORTFOLIO SUBACCOUNT--seeks growth of capital through short-term and long-term appreciation.

 - U.S. GOVERNMENT SECURITIES PORTFOLIO SUBACCOUNT--seeks to earn a high level of current income consistent with prudent investment risk.

 - MONEY MARKET PORTFOLIO SUBACCOUNT--seeks high level of capital stability and liquidity and, to the extent consistent with these objectives, a high level of current income.

 - ASSET ALLOCATION PORTFOLIO SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of equity securities during periods when stock market conditions appear favorable, and short-term and long-term debt instruments during periods when stock market conditions are less favorable.

 - DIVERSIFIED INCOME PORTFOLIO SUBACCOUNT--seeks high level of current income by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

 - GLOBAL GROWTH PORTFOLIO SUBACCOUNT--seeks growth of capital through long-term capital appreciation, through ownership of equity securities, allocated among diverse international markets.

 - AGGRESSIVE GROWTH PORTFOLIO SUBACCOUNT--seeks long-term capital appreciation in equity securities.

 - GROWTH & INCOME PORTFOLIO SUBACCOUNT--seeks growth of capital and current income, through ownership of equity securities that provide an income component and the potential for growth.

                      First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)

1. GENERAL (CONTINUED)

 - HIGH YIELD PORTFOLIO SUBACCOUNT--seeks maximum total return through current income and capital appreciation, through ownership of a diversified portfolio of high-yielding fixed-income securities.

 - GLOBAL ASSET ALLOCATION SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of foreign and domestic equity securities during periods when stock market conditions appear favorable, and short-term and long-term foreign and domestic debt instruments during periods when stock market conditions are less favorable.

 - GLOBAL BOND SUBACCOUNT--seeks total return from current income and capital appreciation, by investing in a global portfolio of high quality fixed income securities.

 - INTERNATIONAL STOCK SUBACCOUNT--seeks capital appreciation by investing primarily in equity securities of non-United States companies.

 - VALUE SUBACCOUNT--seeks growth of capital through short and long-term capital appreciation. Investing in equity securities based on the "Value" philosophy.

 - S&P 500 INDEX SUBACCOUNT--seeks growth of capital by replicating the total return of the Standard & Poor's 500 Composite Stock Price Index.

 - BLUE CHIP STOCK SUBACCOUNT--seeks capital appreciation by investing primarily in large and medium-sized blue chip companies.

2. INVESTMENTS

Investments in shares of Fortis Series Fund, Inc. are stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of the Funds. The Funds' net asset value is based on market quotations of the securities held in the portfolios. The cost of investments sold and redeemed is determined using the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the mutual fund's undistributed net investment income, undistributed realized gains and losses and unrealized appreciation or depreciation in the Funds' investments.

                      First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

Purchases and sales of shares of the Funds are recorded on the trade date. The number of shares and aggregate cost of purchases and proceeds from sales of shares were as follows:


                                          SHARES
                                    ------------------    COST OF     PROCEEDS
                                    PURCHASED     SOLD    PURCHASES   FROM SALES
                                    --------------------------------------------
PERIOD ENDED DECEMBER 31, 1996

Fortis Series Fund, Inc.:
  Growth Stock Series                  8,206     1,780     $264,460   $ 58,304
  U.S. Government Securities Series      606         -        6,560          -
  Money Market Series                 14,970    10,866      162,462    118,777
  Asset Allocation Series              9,092       738      158,453     13,252
  Diversified Income Series            3,185         -       36,245          -
  Global Growth Series                 8,075     1,360      151,125     25,319
  Aggressive Growth Series            15,539     1,521      220,356     21,440
  Growth & Income Series              20,795     6,480      298,353     86,870
  High Yield Series                   14,352     3,030      147,387     31,347
  Global Asset Allocation Series       7,656        36       95,193        453
  Global Bond Series                   1,398         -       15,766          -
  International Stock Series          14,083     3,184      170,797     37,325
  Value Series                        15,600       448      169,800      5,141
  S&P 500 Series                       5,598       544       62,552      6,306
  Blue Chip Stock Series              15,531     6,225      169,424     63,968

                      First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

The number of shares and cost of shares issued from reinvestment of dividends with the Funds were as follows:


                                                               COST OF
                                                   SHARES      SHARES
                                                 --------------------------
PERIOD ENDED DECEMBER 31, 1996

Fortis Series Fund, Inc.:
  Growth Stock Series                                20        $  677
  U.S. Government Securities Series                  38           386
  Money Market Series                                19           204
  Asset Allocation Series                           437         7,449
  Diversified Income Series                           -             -
  Global Growth Series                                8           148
  Aggressive Growth Series                           23           318
  Growth & Income Series                            388         5,819
  High Yield Series                                 632         6,166
  Global Asset Allocation Series                    308         3,734
  Global Bond Series                                 58           643
  International Stock Series                        323         3,888
  Value Series                                       83           942
  S&P 500 Series                                     29           337
  Blue Chip Series                                   31           360

3. ORGANIZATIONAL EXPENSES AND OTHER CHARGES

ORGANIZATIONAL EXPENSES

First Fortis assumes all organizational expenses of the Account.

                      First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)


3. ORGANIZATIONAL EXPENSES AND OTHER CHARGES (CONTINUED)

PREMIUM TAXES

Where premium taxes or similar assessments are imposed by states or other jurisdictions upon receipt of purchase payments, First Fortis pays such taxes on behalf of the contract owner and then will deduct a charge for these amounts from the contract value upon surrender, death of the annuitant or contract owner, or annuitization of the contract. In jurisdictions where premium taxes or similar assessments are imposed at the time annuity payments begin, First Fortis will deduct a charge on a pro rata basis from the contract value at that time.

POLICY ADMINISTRATION CHARGE

A $30 annual policy administrative charge is deducted each contract year from the value of each Opportunity Variable Annuity contract on the anniversary of the contract date or upon surrender of the contract. This charge will be waived during the accumulation period if the contract value at the end of the contract year (or upon surrender) is $25,000 or more.

MORTALITY AND EXPENSE RISK CHARGE

First Fortis assesses each subaccount of the Account a daily charge for mortality and expense risk at an annual rate of 1.25% of the net assets representing equity of contract owners held in each subaccount.

ADMINISTRATIVE CHARGE

First Fortis assesses each subaccount of the Account a daily charge for mortality and expense risk at an annual rate of .10% of the net assets representing equity of contract owners held in each subaccount.

                      First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)


3. ORGANIZATIONAL EXPENSES AND OTHER CHARGES (CONTINUED)

SURRENDER CHARGE

FREE SURRENDERS--The following amounts can be withdrawn from the contract without a surrender charge:

 - Any purchase payment received more than five years prior to the surrender date for Opportunity Variable Annuity and seven years for Masters Variable Annuity contracts.

 - In any contract year, up to 10% of the purchase payments received less than five years prior to the surrender date for Opportunity Variable Annuity and seven years prior to the surrender date for Masters Variable Annuity Contracts.

 - For Masters Variable Annuity Contracts, any earnings that have not been previously surrendered.

AMOUNT OF SURRENDER CHARGE--Surrender charges apply only if the amount being withdrawn exceeds the sum of the amounts listed above under Free Surrenders. The surrender charge is based on a percentage of the amount of purchase payments surrendered. The percentage of payments is set at 5% during the first five years on Opportunity Variable Annuity contracts, and is set at 7% during the first year of the Masters Variable Annuity contracts with a sliding scale down to zero by the end of the seventh year. There were no surrender charges collected by First Fortis during 1996.

4. FEDERAL INCOME TAXES

The operations of the Account form part of, and are taxed with, the operations of First Fortis, which is taxed as an insurance company under the Internal Revenue Code. As a result, the net asset value of the subaccounts are not affected by income taxes on income distributions received by the subaccounts.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
First Fortis Life Insurance Company

We have audited the accompanying balance sheets of First Fortis Life Insurance Company (a wholly-owned subsidiary of Fortis AMEV) as of December 31, 1996 and 1995, and the related statements of operations, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Fortis Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                    /s/ Ernst & Young LLP
Syracuse, New York
February 21, 1997

BALANCE SHEETS
FIRST FORTIS LIFE INSURANCE COMPANY

                                                                                 DECEMBER 31
                                                                        -----------------------------
                                                                            1996             1995
                                                                        ------------     ------------
ASSETS
Investments--(Note 3):
  Fixed maturities, at fair value (amortized cost 1996--$111,970,939;
   1995--$106,648,754)................................................  $113,136,650     $112,183,452
  Preferred stock at fair value (cost 1995--$92,029)..................            --           89,345
  Short-term investments..............................................            --        6,850,000
                                                                        ------------     ------------
                                                                         113,136,650      119,122,797
Cash..................................................................     1,544,745        1,145,131

Receivables:
  Uncollected premiums, less allowance--$100,000......................     3,890,111        4,440,446
  Reinsurance recoverable on unpaid and paid losses...................    14,731,285        9,335,947
  Prepaid federal income taxes and other assets.......................     4,311,855        2,255,199
                                                                        ------------     ------------
                                                                          22,933,251       16,031,592
Accrued investment income.............................................     1,739,498        1,814,291
Property and equipment at cost, less accumulated depreciation
 (1996--$1,395,517; 1995--$1,249,280).................................     1,027,576        1,199,482
Goodwill..............................................................       554,000          600,000
Assets held in separate accounts......................................     2,203,109               --
                                                                        ------------     ------------
TOTAL ASSETS..........................................................  $143,138,829     $139,913,293
                                                                        ------------     ------------
                                                                        ------------     ------------

RESERVES, LIABILITIES, AND SHAREHOLDER'S EQUITY
POLICY RESERVES AND LIABILITIES
  Future policy benefit reserves:
    Life insurance....................................................  $ 25,225,095     $ 22,529,817
    Accident and health...............................................    60,774,384       59,442,638
                                                                        ------------     ------------
                                                                          85,999,479       81,972,455
  Other policy claims and benefits payable............................    14,798,802       13,561,740
  Other liabilities...................................................     4,445,831        5,988,794
  Liabilities related to separate accounts............................     2,203,109               --
                                                                        ------------     ------------
TOTAL POLICY RESERVES AND LIABILITIES.................................   107,447,221      101,522,989

SHAREHOLDER'S EQUITY (Notes 1, 8, 9, and 10):
  Common stock, $20 par value 100,000 shares authorized, issued, and
   outstanding........................................................     2,000,000        2,000,000
  Additional paid-in capital..........................................    37,440,000       37,440,000
  Retained earnings (deficit).........................................    (4,517,761)      (4,700,825)
  Unrealized appreciation of investment securities, net of tax (Note
   3).................................................................       769,369        3,651,129
                                                                        ------------     ------------
TOTAL SHAREHOLDER'S EQUITY............................................    35,691,608       38,390,304
                                                                        ------------     ------------
TOTAL RESERVES, LIABILITIES, AND SHAREHOLDER'S EQUITY.................  $143,138,829     $139,913,293
                                                                        ------------     ------------
                                                                        ------------     ------------

                            See accompanying notes.

STATEMENTS OF OPERATIONS
FIRST FORTIS LIFE INSURANCE COMPANY

                                                                                  YEAR ENDED DECEMBER 31
                                                                        ------------------------------------------
                                                                           1996            1995           1994
                                                                        -----------    ------------    -----------
REVENUES
  Insurance operations (NOTE 7):
    Life insurance premiums...........................................  $22,850,286    $ 18,879,246    $19,431,130
    Accident and health premiums......................................   44,666,246      62,322,484     72,624,559
  Net investment income (NOTE 3)......................................    7,891,048       7,465,751      6,261,593
  Realized (losses) gains on investments (NOTE 3).....................       (3,650)      2,683,100     (1,057,438)
  Other income........................................................      335,934         297,767        287,426
                                                                        -----------    ------------    -----------
      TOTAL REVENUES..................................................   75,739,864      91,648,348     97,547,270

BENEFITS AND EXPENSES
  Benefits to policyholders:
    Life insurance....................................................   19,792,653      16,206,930     15,345,645
    Accident and health...............................................   37,987,686      56,592,227     68,115,512
  Amortization of deferred policy acquisition costs (NOTE 2)..........            -       4,595,000      1,838,000
  Insurance commissions...............................................    5,213,744       5,070,934      5,768,504
  General and administrative expenses.................................   12,601,939      13,906,043     13,514,820
                                                                        -----------    ------------    -----------
      TOTAL BENEFITS AND EXPENSES.....................................   75,596,022      96,371,134    104,582,481
                                                                        -----------    ------------    -----------
  Income (loss) before federal income taxes...........................      143,842      (4,722,786)    (7,035,211)
  Federal income tax benefit (NOTE 6).................................      (39,222)     (1,562,943)      (999,671)
                                                                        -----------    ------------    -----------
  NET INCOME (LOSS)...................................................  $   183,064    $ (3,159,843)    (6,035,540)
                                                                        -----------    ------------    -----------
                                                                        -----------    ------------    -----------

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FIRST FORTIS LIFE INSURANCE COMPANY

                                                                                                  UNREALIZED
                                                                                                 APPRECIATION
                                                                  ADDITIONAL      RETAINED      (DEPRECIATION)
                                                      COMMON        PAID-IN       EARNINGS       OF INVESTMENT
                                                      STOCK         CAPITAL       (DEFICIT)     SECURITIES, NET        TOTAL
                                                    ----------    -----------    -----------    ---------------     -----------
Balance January 1, 1994...........................  $2,000,000    $30,440,000    $ 4,494,558    $    2,280,000      $39,214,558
Net loss..........................................          --             --     (6,035,540)               --       (6,035,540)
Unrealized depreciation of investment securities,
 net..............................................          --             --             --        (5,486,586)      (5,486,586)
Change in deferred tax valuation allowance for
 unrealized depreciation on investment
 securities.......................................          --             --             --        (1,651,877)      (1,651,877)
                                                    ----------    -----------    -----------    ---------------     -----------
Balance December 31, 1994.........................   2,000,000     30,440,000     (1,540,982)       (4,858,463)      26,040,555
Additional paid-in capital from Fortis AMEV.......          --      7,000,000             --                --        7,000,000
Net loss..........................................          --             --     (3,159,843)               --       (3,159,843)
Unrealized appreciation of investment securities,
 net..............................................          --             --             --         6,857,715        6,857,715
Change in deferred tax valuation allowance for
 unrealized depreciation on investment
 securities.......................................          --             --             --         1,651,877        1,651,877
                                                    ----------    -----------    -----------    ---------------     -----------
Balance December 31, 1995                            2,000,000     37,440,000     (4,700,825)        3,651,129       38,390,304
  Net income......................................          --             --        183,064                --          183,064
Unrealized depreciation of investment securities.
 net..............................................          --             --             --        (2,881,760)      (2,881,760)
                                                    ----------    -----------    -----------    ---------------     -----------
Balance December 31, 1996.........................  $2,000,000    $37,440,000    $(4,517,761)   $      769,369      $35,691,608
                                                    ----------    -----------    -----------    ---------------     -----------
                                                    ----------    -----------    -----------    ---------------     -----------

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FIRST FORTIS LIFE INSURANCE COMPANY

                                                                       YEAR ENDED DECEMBER 31
                                                         --------------------------------------------------
                                                              1996              1995              1994
                                                         --------------    --------------    --------------
OPERATING ACTIVITIES
  Net income (loss)....................................  $      183,064    $   (3,159,843)   $   (6,035,540)
  Adjustments to reconcile net income (loss) to net
   cash (used in) provided by operating activities:
    Non-cash transactions:
      Change in deferred tax valuation allowance.......              --          (177,708)        1,515,531
      Depreciation, amortization and accretion.........         803,858           750,029           716,129
      Net realized losses (gains) on investments.......           3,650        (2,683,100)        1,057,438
    Changes in assets and liabilities:
      (Increase) decrease in uncollected premiums,
       accrued investment income and other.............      (1,322,446)          112,767         2,258,061
      (Increase) decrease in reinsurance recoverable...      (5,395,338)         (460,598)          333,480
      Increase (decrease) in income taxes..............       1,771,804        (1,569,235)       (2,903,210)
      Amortization of policy acquisition costs.........              --         4,595,000         1,838,000
      Policy acquisition costs deferred................              --                --          (432,000)
      Increase in future policy benefit reserves and
       other policy claims and benefits................       5,264,086         3,481,220         7,835,342
      (Decrease) increase in other liabilities.........      (1,939,303)          128,321        (2,118,752)
                                                         --------------    --------------    --------------
        NET CASH (USED IN) PROVIDED BY OPERATING
         ACTIVITIES....................................        (630,625)        1,016,853         4,064,479

INVESTING ACTIVITIES
  Purchases of fixed maturity investments..............    (140,954,176)     (122,289,460)      (77,995,025)
  Sales and maturities of fixed maturity investments...     135,352,498       120,298,152        69,440,809
  Decrease (increase) in equity securities and
   short-term investments..............................       6,942,029        (5,042,029)        3,731,866
  Purchase of property and equipment...................        (310,112)         (321,460)         (562,438)
                                                         --------------    --------------    --------------
        NET CASH PROVIDED BY (USED IN) INVESTING
         ACTIVITIES....................................       1,030,239        (7,354,797)       (5,384,788)
FINANCING ACTIVITIES
  Proceeds from additional paid-in capital.............              --         7,000,000                --
                                                         --------------    --------------    --------------
        NET CASH PROVIDED BY FINANCING ACTIVITIES......              --         7,000,000                --
                                                         --------------    --------------    --------------
  Increase (decrease) in cash..........................         399,614           662,056        (1,320,309)
        CASH AT BEGINNING OF YEAR......................       1,145,131           483,075         1,803,384
                                                         --------------    --------------    --------------
        CASH AT END OF YEAR............................  $    1,544,745    $    1,145,131    $      483,075
                                                         --------------    --------------    --------------
                                                         --------------    --------------    --------------

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FIRST FORTIS LIFE INSURANCE COMPANY

DECEMBER 31, 1996

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS

First Fortis Life Insurance Company ("First Fortis" or "the Company") is an affiliate of the worldwide Fortis group of companies owned by Fortis AMEV of the Netherlands and Fortis AG of Belgium. First Fortis is wholly-owned by Fortis AMEV. The other U.S. subsidiaries of Fortis AREV and Fortis AG operate under the holding company name Fortis, Inc. Subject to regulatory approval by the New York State Insurance Department, the Company will become a wholly-owned subsidiary of Fortis, Inc. in 1997. The Company was organized to enable the Fortis group of companies to distribute their products to the New York State marketplace. To date, the Company's revenues have been derived primarily from group employee benefits products. During 1996, the Company had $11,425,000 of direct premium written principally by two third party administrators ("TPA's"). Effective January 1, 1996, the Company stopped offering its group medical products; however, the Company will continue to renew and service existing medical business, which represented $17,871,000 and $34,011,000 of 1996 and 1995 accident and health premiums, respectively. During 1996, $250,000 of related termination benefits were paid, which were accrued for and included in general and administrative expenses in 1995.

BASIS OF STATEMENT PRESENTATION

The financial statements are presented in conformity with generally accepted accounting principles which differ in certain respects from statutory accounting practices prescribed or permitted by the New York State Insurance Department. Significant accounting policies followed by the Company are:

    POLICY REVENUES

    For group life, medical, disability, and credit life products, amounts collected from policyholders are recognized as premium income over the premium paying period and are reported net of experience rating refunds and unearned premiums.

    CLAIMS AND BENEFITS PAYABLE

    Claims and benefits payable for reported and incurred but not reported losses are determined using case base estimates and prior experience. These estimates are subject to the effects of trends in claim severity and frequency and represent the estimates of the ultimate cost of all unpaid losses incurred through December 31 of each year. Although considerable variability is inherent in such estimates, management believes that the reserve for claims and benefits payable is adequate. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated, and any adjustments resulting therefrom are reflected in operations currently.

    RESERVES FOR FUTURE POLICY BENEFITS

    Active life reserves for future policy and contract benefits on life and accident and health products are provided on the net level premium method. The reserves are calculated based upon assumptions as to interest, withdrawal, mortality, and morbidity that were appropriate at the date of issue. Interest rate assumptions range principally from 3.0% to 5.5% for traditional life products and 4.0% to 10.0% for annuity products. Withdrawal assumptions are based on actual Company experience. Mortality and morbidity assumptions are based upon industry standards adjusted as appropriate to reflect actual Company experience. The assumptions vary by plan, year of issue, and policy duration and include a provision for adverse deviation.

    Disabled lives reserves for future policy and contract benefits on disability income policies are calculated based upon assumptions as to interest and claim termination rates that are currently appropriate. Disabled lives reserves for group life policies are based on a 3.5% interest rate assumption. For group long-term disability income policies, the interest rate assumption on claims is 6.0%. Termination rate assumptions are based upon industry standards adjusted as appropriate to reflect actual Company experience. The assumptions vary by year of claim incurred.

    INVESTMENTS

    The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations, and regulatory requirements.

    All fixed maturities are considered available-for-sale and are reported at fair value; short-term investments are reported at cost, which approximates fair value. Changes in the fair values of available-for-sale securities, net of deferred income taxes, are reported as unrealized appreciation or depreciation directly in shareholder's equity and, accordingly, have no effect on net income. Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis.

    PROPERTY AND DEPRECIATION

    The Company provides depreciation (principally on the straight-line method) over the estimated useful life of the related property.

    INCOME TAXES

    Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the differences between their financial reporting and tax bases, and are measured using the enacted tax rates.

FIRST FORTIS LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    SEPARATE ACCOUNTS

    The Company began selling variable annuity products July 1, 1996. Assets and liabilities associated with separate accounts relate to premium and annuity considerations for which the policyholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  DEFERRED POLICY ACQUISITION COSTS
On October 1, 1991, First Fortis Life Insurance Company and an affiliate, Fortis Benefits Insurance Company, (the "Companies") entered into an Asset Transfer and Acquisition Agreement (the "Agreement") with Mutual Benefit Life Insurance Company in Rehabilitation ("MBL). Pursuant to the Agreement, the Companies acquired certain assets and assumed certain liabilities of MBL relating to the group life, disability, dental and medical insurance business (the "Business") of MBL. That portion of the Business conducted in New York was assumed by First Fortis, while the most substantial portion of the Business was assumed by Fortis Benefits Insurance Company. First Fortis paid $10,166,000 for its portion of the Business acquired including contingent Promissory Note ("Note") payments aggregating $1,366,000 from 1992 to 1994 which were based on the persistency of the acquired Business through September 30, 1994. No additional payments will be made. Note payments were added to deferred policy acquisition costs ("DPAC") when made. The DPAC amortization period, which was originally scheduled through September 30, 1997, was completed December 31, 1995 (an acceleration of $2,749,000 into 1995), based on the overall experience of the acquired block of business.

3.  INVESTMENTS
FIXED MATURITIES

The following is a summary of the amortized cost and fair value of fixed maturity securities:

                                                                            GROSS           GROSS
                                                          AMORTIZED       UNREALIZED     UNREALIZED
                                                             COST            GAIN           LOSS          FAIR VALUE
                                                         ------------    ------------    -----------     ------------
December 31, 1996:
  Governments..........................................  $ 13,463,189    $    92,446     $  (44,103)     $ 13,511,532
  Public utilities.....................................     6,445,882         66,809        (24,710)        6,487,981
  Industrial and miscellaneous.........................    92,061,868      1,425,693       (350,424)       93,137,137
                                                         ------------    ------------    -----------     ------------
    Total..............................................  $111,970,939    $ 1,584,948     $ (419,237)     $113,136,650
                                                         ------------    ------------    -----------     ------------
                                                         ------------    ------------    -----------     ------------

December 31, 1995:
  Governments..........................................  $ 17,068,216    $ 1,025,440     $       --      $ 18,093,656
  Public utilities.....................................     4,906,703        262,773             --         5,169,476
  Industrial and miscellaneous.........................    84,673,835      4,272,901        (26,416)       88,920,320
                                                         ------------    ------------    -----------     ------------
    Total..............................................  $106,648,754    $ 5,561,114     $  (26,416)     $112,183,452
                                                         ------------    ------------    -----------     ------------
                                                         ------------    ------------    -----------     ------------

The fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

The amortized cost and fair value of fixed maturity securities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          AMORTIZED
                                                             COST       FAIR VALUE
                                                         ------------  ------------
Due in one year or less................................  $    502,354  $    503,010
Due after one year through five years..................    38,588,214    39,067,289
Due after five years through ten years.................    39,780,501    40,023,689
Due after ten years....................................    33,099,870    33,542,662
                                                         ------------  ------------
                                                         $111,970,939  $113,136,650
                                                         ------------  ------------
                                                         ------------  ------------

Proceeds from sales and maturities of fixed maturity securities were $135,352,498, $120,298,152 and $69,440,809 in 1996, 1995, and 1994,
respectively. Gross gains of $1,551,135, $3,373,880 and $510,242 and gross losses of $1,554,785, $690,780 and $1,572,163 were realized on the sales in 1996, 1995, and 1994 respectively.

FIRST FORTIS LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

Major categories of net investment income and realized gains (losses) on investments for each year were as follows:

                                                                                NET REALIZED GAINS (LOSSES) ON
                                                NET INVESTMENT INCOME                     INVESTMENTS
                                          ----------------------------------  -----------------------------------
                                             1996        1995        1994        1996        1995         1994
                                          ----------  ----------  ----------  ----------  -----------  ----------
Fixed maturities........................  $7,940,703  $7,578,652  $6,341,978  $   (3,650) $ 2,683,100  $(1,061,921)
Short-term investments..................     231,448     152,211     200,274          --           --       4,483
                                          ----------  ----------  ----------  ----------  -----------  ----------
                                           8,172,151   7,730,863   6,542,252  $   (3,650) $ 2,683,100  $(1,057,438)
                                                                              ----------  -----------  ----------
                                                                              ----------  -----------  ----------
Expenses................................    (281,103)   (265,112)   (280,659)
                                          ----------  ----------  ----------
Net investment income...................  $7,891,048  $7,465,751  $6,261,593
                                          ----------  ----------  ----------
                                          ----------  ----------  ----------

4.  LEASES
The Company leases office space under operating lease arrangements that have various renewal options and are subject to escalation clauses for real estate taxes and operating expenses. Rent expense was $691,588, $673,407 and $597,365 in 1996, 1995, and 1994, respectively. Future minimum payments required under operating lease arrangements that have initial or noncancelable terms in excess of one year or more are: 1997--$715,797, 1998--$739,352, 1999--$569,049,
2000--$18,830, and 2001--$15,691.

5.  UNPAID LOSSES AND LOSS EXPENSE ALLOWANCE
Activity for the liability for unpaid accident and health losses and related loss expense allowance is summarized as follows:

                                                                    YEAR ENDED DECEMBER 31
                                                           -----------------------------------------
                                                              1996           1995           1994
                                                           -----------    -----------    -----------
Balance as of January 1, net of reinsurance
 recoverable...........................................    $65,764,070    $66,136,369    $58,646,889
Add: Incurred losses related to:
  Current year.........................................     38,798,085     57,400,613     66,066,609
  Prior years..........................................       (810,399)      (808,386)     2,048,903
                                                           -----------    -----------    -----------
    Total incurred losses..............................     37,987,686     56,592,227     68,115,512
                                                           -----------    -----------    -----------
Deduct: Paid losses related to:
  Current year.........................................     23,727,017     35,779,078     40,882,341
  Prior years..........................................     18,543,303     21,185,448     19,743,691
                                                           -----------    -----------    -----------
    Total paid losses..................................     42,270,320     56,964,526     60,626,032
                                                           -----------    -----------    -----------
Balance as of December 31, net of reinsurance
 recoverable...........................................    $61,481,436    $65,764,070    $66,136,369
                                                           -----------    -----------    -----------
                                                           -----------    -----------    -----------

As discussed in Note 1, the Company stopped offering group medical products in 1996 but continues to service and renew existing business, resulting in lower incurred and paid loss activity for the year ended December 31, 1996.

The total balance of unpaid losses and loss expense allowances are reported in the balance sheets gross of reinsurance as components of future accident and health policy benefit reserves, other policy claims and benefits payable and other liabilities.

In 1994, lower than anticipated recovery rates on existing long-term disability income claimants, offset by a favorable refinement in the claims reserve estimates contributed to the "incurred losses related to prior years" result. The liability for unpaid accident and health losses and loss expense allowance includes $55,152,000, $53,953,000 and $47,489,000 of long-term disability income reserves as of December 31, 1996, 1995, and 1994, respectively, which were discounted for anticipated interest earnings assuming a 6.0% interest rate.

FIRST FORTIS LIFE INSURANCE COMPANY

6.  FEDERAL INCOME TAXES
Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes. The significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows (in thousands):

                                                                            DECEMBER 31
                                                                        --------------------
                                                                          1996       1995
                                                                        ---------  ---------
Deferred tax assets:
  Reserves............................................................  $   2,006  $   2,104
  Deferred policy acquisition costs...................................        555        470
  Alternative minimum tax credit carryforward.........................        392        191
  Net operating loss carryforward.....................................        216         --
  Other...............................................................        299        485
                                                                        ---------  ---------
    Total gross deferred tax assets...................................      3,468      3,250
Valuation allowance...................................................     (1,338)    (1,338)
                                                                        ---------  ---------
Net deferred tax assets...............................................      2,130      1,912
Deferred tax liabilities:
  Unrealized gains....................................................        396      1,881
  Other...............................................................        206         31
                                                                        ---------  ---------
    Total gross deferred tax liabilities..............................        602      1,912
                                                                        ---------  ---------
    Net deferred tax asset............................................  $   1,528  $      --
                                                                        ---------  ---------
                                                                        ---------  ---------

The net deferred tax asset is reported as a component of "prepaid federal income taxes and other assets" in the balance sheet.

As of December 31, 1996 and 1995, respectively, the Company had a deferred tax asset valuation allowance of $1,337,823. The valuation allowance decrease of $1,829,585 in 1995 was recognized as a $1,651,877 increase to the "unrealized appreciation (depreciation) of investment securities, net" component of shareholder's equity and a $177,708 tax benefit in the statement of operations in 1995.

The income tax provision is summarized as follows (in thousands):

                                                       1996       1995       1994
                                                      -------    -------    -------
Current...........................................    $  (131)   $   393    $(1,775)
Deferred..........................................         92     (1,778)      (740)
Valuation allowance...............................         --       (178)     1,516
                                                      -------    -------    -------
Federal income tax benefit........................    $   (39)   $(1,563)   $  (999)
                                                      -------    -------    -------
                                                      -------    -------    -------

Tax payments of $32,000, $251,591 and $1,442,818 were made in 1996, 1995, and
1994, respectively.

The differences between the provision (benefit) for income taxes at the federal statutory income tax rate and the tax benefit were as follows (in thousands):

                                                       1996       1995       1994
                                                      -------    -------    -------
Federal statutory rate............................      (34.0)%    (34.0)%    (34.0)%
                                                      -------    -------    -------
                                                      -------    -------    -------
Tax provision (benefit) at statutory rate.........    $    49    $(1,606)   $(2,392)
Tax exempt interest...............................         --       (188)      (406)
Other, net........................................        (88)       409        283
Valuation allowance...............................         --       (178)     1,516
                                                      -------    -------    -------
Tax benefit as reported...........................    $   (39)   $(1,563)   $  (999)
                                                      -------    -------    -------
                                                      -------    -------    -------

At December 31, 1996, the Company has net operating loss carryforwards for federal income tax purposes of $636,000 which are available to offset future federal taxable income, if any, through 2011. The Company also has alternative minimum tax credit carryforwards of $392,000, which are available to reduce future federal regular income taxes, if any, over an indefinite period of time.

FIRST FORTIS LIFE INSURANCE COMPANY

7.  REINSURANCE
The maximum amounts that the Company retains on any one life are $500,000 for group life; $250,000 for group accidental death; $2,000 net monthly benefit for long-term disability; from 10% to 50% of possible benefits payable under credit life and credit disability insurance; and 0% of a closed block of individual life business. Amounts in excess of these limits are reinsured with various insurance companies on a yearly renewable term, coinsurance or other basis.

In the second quarter of 1996, the Company received approval from the New York State Insurance Department for a reinsurance agreement with Fortis Benefits Insurance Company ("Fortis Benefits"), an affiliate. The agreement, which became effective as of January 1, 1996, decreased the Company's long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. Through December 31, 1996, the Company has ceded $6,144,000 of premium to Fortis Benefits and Fortis Benefits has assumed $3,599,000 of reserves from the Company. In the future, the agreement is expected to reduce the variability of financial results for this product line.

Future policy benefits and other policy claims and benefits payable are reported gross of reinsurance. The reinsured portion of future policy benefits and other policy claims and benefits payable are $14,731,285 and $9,335,947 in 1996 and 1995, respectively. The Company remains contingently liable in the event the reinsuring companies are unable to meet their obligations under such reinsurance agreements.

Additional information regarding the Company's reinsurance activity for the years ended December 31, 1996, 1995, and 1994 is as follows:

                                     GROSS AMOUNT      CEDED        NET AMOUNT
                                    --------------  ------------  --------------
1996
Life insurance in force...........  $6,576,692,000  $238,628,000  $6,338,064,000
                                    --------------  ------------  --------------
                                    --------------  ------------  --------------
Premiums:
  Group and individual life.......  $   24,216,176  $  1,365,890  $   22,850,286
  Accident and health.............      51,751,740     7,085,494      44,666,246
                                    --------------  ------------  --------------
Total premiums....................  $   75,967,916  $  8,451,384  $   67,516,532
                                    --------------  ------------  --------------
                                    --------------  ------------  --------------
1995
Life insurance in force...........  $6,864,625,000  $321,785,000  $6,542,840,000
                                    --------------  ------------  --------------
                                    --------------  ------------  --------------
Premiums:
  Group and individual life.......  $   20,376,696  $  1,497,450  $   18,879,246
  Accident and health.............      63,696,935     1,374,451      62,322,484
                                    --------------  ------------  --------------
Total premiums....................  $   84,073,631  $  2,871,901      81,201,730
                                    --------------  ------------  --------------
                                    --------------  ------------  --------------
1994
Life insurance in force...........  $5,116,384,000  $297,027,000  $4,819,357,000
                                    --------------  ------------  --------------
                                    --------------  ------------  --------------
Premiums:
  Group and individual life.......  $   20,508,492  $  1,077,362  $   19,431,130
  Accident and health.............      72,835,490       210,931      72,624,559
                                    --------------  ------------  --------------
Total premiums....................  $   93,343,982  $  1,288,293  $   92,055,689
                                    --------------  ------------  --------------
                                    --------------  ------------  --------------

8.  DIVIDEND RESTRICTIONS
The Company is subject to insurance regulatory restrictions that limit cash dividends which can be paid from the Company to its Parent. All dividends require prior approval by the New York State Insurance Department.

9.  TRANSACTIONS WITH AFFILIATED COMPANIES
Affiliates of the Company provide services, such as information systems, actuarial and investment management, in return for payment representing the costs incurred for such services. In 1996, 1995, and 1994, the Company incurred $1,648,000, $1,581,000 and $1,443,000, respectively, in service fees under the arrangements with the affiliates. In 1995, the Company received cash of $7,000,000 representing additional paid-in capital from Fortis AMEV.

The Company participates in the Fortis, Inc. noncontributory defined benefit pension plan and a contributory profit sharing plan covering substantially all of its employees. Amounts expensed under these plans were $253,609, $232,252 and $171,519 in 1996, 1995, and 1994, respectively.

10. STATUTORY ACCOUNTING PRACTICES
The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by insurance regulatory authorities. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and

FIRST FORTIS LIFE INSURANCE COMPANY

10. STATUTORY ACCOUNTING PRACTICES (CONTINUED) may change in the future. The NAIC is currently in the process of recodifying statutory accounting practices. This project, which is expected to be completed in 1998, may result in changes to the accounting practices that insurance enterprises use to prepare their statutory-basis financial statements.

Insurance enterprises are required by state insurance departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds minimum RBC requirements.

Reconciliations of net income or loss and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:

                                                              NET INCOME (LOSS)              SHAREHOLDER'S EQUITY
                                                    -------------------------------------  ------------------------
                                                       1996         1995         1994         1996         1995
                                                    -----------  -----------  -----------  -----------  -----------
Based on statutory accounting practices...........  $  (427,557) $(1,627,624) $(2,004,993) $27,466,966  $27,773,005
Deferred policy acquisition costs.................           --   (4,595,000)  (1,838,000)          --           --
Deferred and uncollected premiums.................       76,233           --     (100,000)     358,155      149,066
Property and equipment............................           --           --           --      481,875      583,613
Policy reserves...................................      476,177       68,018      (16,872)     658,723      182,546
Investment valuation difference...................           --           --           --    1,165,710    5,532,013
Realized gains (losses) on investments............       (3,650)   2,683,736   (1,060,352)          --           --
Amortization of goodwill..........................      (46,000)     (46,000)     (46,000)     554,000      600,000
Income taxes......................................      115,009      674,642    1,035,479    2,865,246    1,337,823
Deferred tax valuation allowance..................           --      177,708   (1,515,531)  (1,337,823)  (1,337,823)
Interest maintenance reserve ("IMR")..............           --           --           --    2,001,250    2,430,093
Amortization of IMR...............................     (426,200)    (432,656)    (451,286)          --           --
Asset valuation reserve...........................           --           --           --      997,799      881,150
Other.............................................      419,052      (62,667)     (37,985)     479,707      258,818
                                                    -----------  -----------  -----------  -----------  -----------
                                                    $   183,064  $(3,159,843) $(6,035,540) $35,691,608  $38,390,304
                                                    -----------  -----------  -----------  -----------  -----------
                                                    -----------  -----------  -----------  -----------  -----------

11. COMMITMENTS AND CONTINGENCIES
The Company is party to various legal actions arising in the normal course of its operations. The Company does not believe that the eventual outcome of any such litigation will have a materially adverse effect on its financial condition or future operations.

APPENDIX A

PERFORMANCE INFORMATION

In advertising and other sales material for the Contracts, yield and total return information for the Subaccounts of the Separate Account may be included. The information below provides investment results for each of the Subaccounts of Separate Account A. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Contract Owner. The investment experience for each Subaccount reflects the investment performance of the separate investment Portfolios currently funding such Subaccount for the periods stated, except that for periods prior to the time when the Contracts became available, such results were calculated by applying all applicable charges and fees at the Separate Account level for the Contracts, as listed below, to the historical Portfolio performance results for such prior periods.

YIELD CALCULATIONS

Yield information for the Money Market Subaccount will be based on the seven days ended on a specified date. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account (after the deduction of all asset based charges) having a balance of one Accumulation Unit at the beginning of the period, subtracting a proportionate amount of the annual administrative charge (based on average Contract size), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7), with the resulting yield figure carried to the nearest hundredth of one percent. The seven day yield for the Money Market Subaccount as of December 31, 1996 was 3.80%.

An effective yield may also be quoted for the Money Market Subaccount. Effective yield is calculated by compounding the current yield as follows:

                                                  365/7
      Effective Yield =  [(Base Period Return + 1)      ] - 1

The seven day effective yield for the Money Market Subaccount as of December 31, 1996 was 3.87%.

Yield information for the other Subaccounts will be based on the thirty days ended on a specified date and carried to the nearest hundredth of a percent, according to the following formula:

                                         _           _
                                        |   /    \6   |
                                        |  | a-b  |   |
                                YIELD=2 |  |----+1| -1|
                                        |  | cd   |   |
                                        |_  \    /   _|

Where: a = net investment income earned during the period by the Portfolio whose shares are owned by the Subaccount.

         b = expenses accrued for the period, including a proportionate amount of the annual administrative charge (based on average Contract size),

         c = the average daily number of Accumulation Units outstanding during the period, and

         d = the offering price per Accumulation Unit at the end of the last day of the period.

The following table sets forth yield figures for the thirty days ended December 31, 1994*:

         SUBACCOUNT                                        YIELD
         ----------                                        -----

    U.S. Government Securities......................................7.45%
    Diversified Income..............................................7.92%
    High Yield......................................................8.83%
    Global Bond.....................................................5.30%

TOTAL RETURN CALCULATIONS

Total return information will be given for the one-year and five-year periods ended on a specified date, provided that, if the registration statement has been effective for a Subaccount only during a shorter period, then such shorter period will be used.

    AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

Total average annual compounded rates of return for each period will be computed to the nearest one hundredth of a percent, according to the following formula:

                                n
                        P(1 + T)  = CSV

Where:   P = a hypothetical initial purchase payment of $1,000,

         T = average annual total return,

         n = number of years, and

         CSV = end of period Cash Surrender Value of hypothetical $1,000 purchase payment made at the beginning of the period, assuming deduction of a proportionate amount of the annual administrative charge (based on average Contract size).

The following table shows total average annual rates of return for the periods indicated:

                                 ONE-YEAR           FIVE-YEAR         COMMENCEMENT OF
SUBACCOUNT                     PERIOD ENDED       PERIOD ENDED         SUBACCOUNT (1) TO
                               DEC. 31, 1996    DEC. 31, 1996(1)       DEC. 31, 1996
GROWTH STOCK                      11.38%              5.98%              12.10%

U.S. GOVERNMENT SECURITIES        -2.68%              1.14%               3.20%

DIVERSIFIED INCOME                -0.73%              2.50%               4.96%

ASSET ALLOCATION                   7.51%              5.81%               8.87%

GLOBAL GROWTH                     14.00%                N/A              11.69%

HIGH YIELD                         5.53%                N/A               3.21%

GROWTH & INCOME                   16.37%                N/A              14.69%

AGGRESSIVE GROWTH                  2.70%                N/A               7.68%

GLOBAL ASSET ALLOCATION            7.70%                N/A              10.40%

GLOBAL BOND                       -1.64%                N/A               6.12%

INTERNATIONAL STOCK                9.09%                N/A               9.50%

VALUE                                N/A                N/A                 N/A

S & P 500                            N/A                N/A                 N/A

BLUE CHIP                            N/A                N/A                 N/A

         _________________________________
(1) Commencing with effective date of registration statement for Global Growth Subaccount on May 1, 1992, U.S. Government Securities Subaccount on May 1, 1989, High Yield Subaccount, Growth & Income Subaccount, and Aggressive Growth Subaccount on May 1, 1994, Global Bond Subaccount, Global Asset Allocation Subaccount, International Stock Subaccount on January 2, 1995, Value Subaccount, Blue Chip Subaccount and S & P 500 Index Subaccount on January 1, 1996, and for all other Subaccounts on May 2, 1988.

CUMULATIVE TOTAL RETURN CALCULATIONS

Total cumulative rates of return for each period will be computed to the nearest one hundredth of a percent, according to the following formula:

                             CTR = ( CSV - P ) 100
                                     -------
                                      P

Where:   P = a hypothetical initial purchase payment of $1,000,

         CTR = cumulative total return, and

         CSV = end of period Cash Surrender Value of hypothetical $1,000 purchase payment made at the beginning of the period, assuming deduction of a proportionate amount of the annual administrative charge (based on average Contract size).

The following table shows cumulative total rates of return for the periods indicated:


                                    ONE-YEAR          FIVE-YEAR
       SUBACCOUNT                 PERIOD ENDED       PERIOD ENDED        COMMENCEMENT
                                 DEC. 31, 1995    DEC. 31, 1995     TO DEC. 31, 1995
GROWTH STOCK                       11.38%            33.67%             169.20%

U.S. GOVERNMENT SECURITIES         -2.68%             5.82%              31.35%

DIVERSIFIED INCOME                 -0.73%            13.17%              52.20%

ASSET ALLOCATION                    7.51%            32.63%             108.90%

GLOBAL GROWTH                      14.00%               N/A              67.61%

HIGH YIELD                          5.53%               N/A               8.79%

GROWTH & INCOME                    16.37%               N/A              44.18%

AGGRESSIVE GROWTH                   2.70%               N/A              21.83%

GLOBAL ASSET ALLOCATION             7.70%               N/A              21.88%

GLOBAL BOND                        -1.64%               N/A              12.62%

INTERNATIONAL STOCK                 9.09%               N/A              19.91%

VALUE                                 N/A               N/A               6.99%

S & P 500                             N/A               N/A               9.77%

BLUE CHIP                             N/A               N/A              11.70%


____________________

(1) Commencing with effective date of registration statement for Global Growth Subaccount on May 1, 1992, U.S. Government Securities Subaccount on May 1, 1989, High Yield Subaccount, Growth & Income Subaccount, and Aggressive Growth Subaccount on May 1, 1994, Global Bond Subaccount, Global Asset Allocation Subaccount, International Stock Subaccount on January 2, 1995, Value Subaccount, Blue Chip Stock Subaccount and S & P 500 Index Subaccount on January 1, 1996, and for all other Subaccounts on May 2, 1988.

Yield figures do not reflect any surrender charge, and yield and total return figures do not reflect any premium tax charge. Yield and total return figures do reflect the reimbursement of certain Fortis Series expenses. Current Fixed Account effective annual rates of interest may also be quoted in advertising and other sales materials, and these rates do not reflect any deductions or charges.

First Fortis may advertise its relative performance as compiled by outside organizations. Following is a list of ratings services which may be referred to in advertisements, along with the category in which the applicable Subaccount is included:

         Global Growth Subaccount

    Rating Service                          Category
    --------------                          --------

    Morningstar Publications, Inc.          international stock
    Lipper Analytical Services, Inc.        global

              Growth Stock Subaccount

    Rating Service                          Category
    --------------                          --------

    Morningstar Publications, Inc.          growth
    Lipper Analytical Services, Inc.        capital appreciation

              Asset Allocation Subaccount

    Morningstar Publications, Inc.          balanced
    Lipper Analytical Services, Inc.        flexible portfolios


              Diversified Income Account

    Morningstar Publications, Inc.          corporate bond
    Lipper Analytical Services, Inc.        general bond

              U.S. Government Subaccount

    Morningstar Publications, Inc.          U.S. government bond
    Lipper Analytical Services, Inc.        U.S. government

              Money Market Subaccount

    Morningstar Publications, Inc.          money market
    Lipper Analytical Services, Inc.        money market

              High Yield Subaccount

    Morningstar Publications, Inc.               high yield
    Lipper Analytical Services, Inc.             high current yield

              Growth and Income Subaccount

    Morningstar Publications, Inc.               growth and income
    Lipper Analytical Services, Inc.             growth and income

              Aggressive Growth Subaccount

    Morningstar Publications, Inc.               aggressive growth
    Lipper Analytical Services, Inc.             small company growth

              International Stock Subaccount

    Morningstar Publications, Inc.               international stock
    Lipper Analytical Services, Inc.             international equity


              Global Asset Allocation Subaccount

    Morningstar Publications, Inc.               balanced
    Lipper Analytical Services, Inc.             global flexible


              Global Bond Subaccount

    Morningstar Publications, Inc.               international bond
    Lipper Analytical Services, Inc.             world income


              Aggressive Growth Subaccount


    Morningstar Publications, Inc.               aggressive growth
    Lipper Analytical Services, Inc.             small company growth


              Growth and Income Subaccount

    Morningstar Publications, Inc.               growth and income
    Lipper Analytical Services, Inc.             growth and income


              High Yield Subaccount

    Morningstar Publications, Inc.               high yield
    Lipper Analytical Services, Inc.             high current yield


              Blue Chip Stock Subaccount

    Morningstar Publications, Inc.               growth
    Lipper Analytical Services, Inc.             growth


              Value Subaccount

    Morningstar Publications, Inc.               growth
    Lipper Analytical Services, Inc.             growth


              S & P 500 Index Subaccount

    Morningstar Publications, Inc.               growth & income
    Lipper Analytical Services, Inc.             S & P 500 Index

ADDITIONAL PERFORMANCE INFORMATION

Additionally, from time to time, First Fortis may include in advertising the net effective annual yield of an investment in a Contract as compared with the current before-tax and after-tax yield of CD's (insured fixed rate certificates of deposit issued by financial institutions). While the yield may be compared to that of CD's, the yield of a variable Subaccount is not fixed and an investment in a Contract is not FDIC insured.

                                     PART C
                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     a.   Financial Statements

          Included in Part A:

          None

          Included in Part B:

          With Respect to First Fortis Life Insurance Company:

               Report of Independent Auditors
               Balance Sheets as of December 31, 1996 and 1995
               Statements of Operations for the years ended
                    December 31, 1996, 1995 and 1994
               Statements of Changes in Shareholder's Equity for the years ended December 31, 1996, 1995, and 1994
               Statements of Cash Flows for the years ended December 31, 1996,
                    1995 and 1994
               Notes to Financial Statements

          With Respect to Separate Account A of First Fortis Life Insurance
          Company:

          Report of Independent Auditors
          Statement of Net Assets for the year ended December 31, 1996 Statement of Changes in Net Assets for the year ended December 31,
               1996
          Notes to Financial Statements

     b.   Exhibits:

          1. Resolution of the Board of Directors of First Fortis Life Insurance Company effecting the establishment of Variable
               Account A. (Incorporated by reference from registrant's Form N-4 registration statement, File No. 33-71686, filed April 11, 1994.

          2.   Not applicable.

          3. (a) Form of Principal Underwriter and Servicing Agreement -- included as part of Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of the registrant filed April 11, 1994, File No. 33-71686, and incorporated herein by reference.

               (b) Form of Dealer Sales Agreement -- included as part of Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of the registrant filed April 11, 1994, File No. 33-71686, and incorporated herein by reference.

               (c) Form of Supplement to Dealer Sales Agreement -- included as part of Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of the registration filed April 11, 1994, File No. 33-71686, and incorporated herein by reference.

          4. (a) Form of Combination Fixed and Variable Annuity Contract -- filed as a part of this Form N-4, Registration Statement No. 33-71688 on April 27, 1995, and incorporated by reference.

               (b) Form of IRA Endorsement -- filed as a part of this Form N-4, Registration Statement No. 33-71688 on April 27, 1995, and incorporated by reference.

               (c) Form of Section 403(b) Annuity Endorsement -- filed as a part of this Form N-4, Registration Statement No. 33-71688 on April 27, 1995, and incorporated by reference.

               (d) Form of Automatic Portfolio Rebalancing Endorsement -- filed as a part of this Form N-4, Registration Statement No. 33-71688 on April 27, 1995, and incorporated by reference.

               (e) Form of Systematic Withdrawal Option Endorsement -- filed as a part of this Form N-4, Registration Statement No. 33-71688 on April 27, 1995, and incorporated by reference.

               (f) Form of Systematic Transfer Endorsement -- filed as a part of this Form N-4, Registration Statement No. 33-71688 on April 27, 1995, and incorporated by reference.

          5. Form of Application to be used in connection with Contract filed as Exhibit 4 (a) -- filed as a part of this Form N-4, Registration Statement No. 33-71688 on April 27, 1995, and incorporated by reference.

          6. (a) Charter First Fortis Life Insurance Company -- filed as a part of Form 10-K, File No. 33-71690 on March 29, 1996, and incorporated by reference.

               (b) By-laws of First Fortis Life Insurance Company. (Incorporated by reference from Form N-4 Registration Statement No. 33-71686, filed on November 15, 1993.)

          7.   None.

          8. Administrative Service Agreement -- filed as a part of Form 10-K, File No. 33-71690 on March 29, 1996, and incorporated by reference.

          9. Opinion and consent of David A. Peterson, Esq., Corporate Counsel of Fortis Benefits Insurance Company, as to the legality of the securities being registered -- filed as a part of this Form N-4, Registration Statement No. 33-71688, on November 15, 1993.

          10.  (a)  Consent of Ernst & Young LLP.

               (b) Power of Attorney for Messrs. Rutherfurd, Freedman and Madame Gharib. (Incorporated by reference from Form N-4 registration statement No. 33-71686 filed on November 15, 1993.)

               (c) Power of Attorney for Messrs. Gardner, Nelson and Galston. (Incorporated by reference from Form N-4 registration statement No. 33-71686 filed April 11, 1994).

               (d) Power of Attorney for Messrs. Keller and Kopperud. (Incorporated by reference from Form N-4, Registration Statement No. 33-71686, filed simultaneously herewith.)

          11.  Not applicable.

          12.  Not applicable.

          13. Schedules of computation of each performance quotation provided in the registration statement pursuant to Item 21 --

Item 25.  DIRECTORS AND OFFICERS OF FIRST FORTIS

     The directors, executive officers, and other officers of First Fortis are listed below.

Name and Principal
Business Address
------------------

Officer-Director                        Office With Depositor
----------------                        ---------------------

Allen R. Freedman (3)                   Chairman, Chief Executive
                                        Officer and President

Terry J. Kryshak (2)                    Sr. Vice President and Chief
                                        Administrative Officer

Larry M. Cains (3)                      Treasurer



Other Directors                         Office with Depositor
---------------                         ---------------------

Susie Gharib
CNBC
424 W. 33rd Street
New York, NY  1001

Guy Gerard Rutherfurd, Jr.
Nomura Asset Management, Inc.
2 World Financial Center
Building B, 20th Floor
New York, NY  10281

Dale Edward Gardner
Gardner & Buhl
Bridge Street
Roxbury, NY  12474

Kenneth W. Nelson
Tech Products, Inc.
15 Beach Street
Staten Island, NY 10304

Robert B. Pollock
2323 Grand Boulevard
Kansas City, MO 44108

Clarence Elkus Galston
338 Woodbury Road
Cold Springs Harbor, NY 11724

Dean C. Kopperud (1)

Thomas M. Keller
501 W. Michigan
Milwaukee, WI 53201

Other Officers
--------------

Jerome A. Atkinson (3)                  Secretary

Leanne F. Hughes (2)                    Assistant Treasurer and
                                        Director of Accounting

Barbara R. Hege (3)                     Assistant Treasurer

Melissa J. Talham (3)                   Assistant Treasurer

Paula M. SeGuin (2)                     Assistant Secretary

Katherine L. Katsidhe (3)               Assistant Secretary

------------------------------

(1)  Address:  Fortis Benefits Insurance Company, 500 Bielenberg Drive,
               Woodbury, MN 55125.

(2)  Address:  220 Salina Meadows Parkway, Suite 255, Syracuse, NY 13220.

(3)  Address:  Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005.

Item 26.  Persons Controlled by or Under Control with the Depositor or
          Registrant
          ----------
          --------------------

     Separate Account A of First Fortis Life Insurance Company is a separate account of First Fortis. This separate account, and Fortis Series Fund, Inc. may be deemed to be controlled by First Fortis, although First Fortis follows voting instructions of variable insurance contract owners with respect to voting on certain important matters in connection with these entities. This separate account is created under New York law and is the funding media for variable annuity contracts issued by First Fortis.

     The chart indicating the persons controlled by or under common control with First Fortis included as part of Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of the registrant filed April 11, 1994, File 33-71686 and is incorporated herein by reference. First Fortis has no subsidiaries.

Items 27. NUMBER OF CONTRACT OWNERS

     As of March 31, 1997 there were 72 Contract Owners.

Item 28.  INDEMNIFICATION

     Pursuant to the Principal Underwriter and Administrative Servicing Agreement filed as Exhibit 3(a) and (b) to this Registration Statement and incorporated by this reference, First Fortis has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for damages and expenses arising out of certain material misstatements and omissions in connection with the offer and sale of the Contracts, unless the misstatement or omission was based on information supplied by Fortis Investors; provided, however, that no such indemnity will be made to Fortis Investors or its controlling persons for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations under such agreement. This indemnity could apply to certain directors, officers or controlling persons of the Separate Account by virtue of the fact that they are also agents, employees or controlling persons of Fortis Investors. Pursuant to the Principal Underwriter and Servicing Agreement, Fortis Investors has agreed to indemnify Separate Account A, First Fortis, and each of its officers, directors and controlling persons for damages and expenses (1) arising out of certain material misstatements and omissions in connection with the offer and sale of the Contracts, if the misstatement or omission was based on information furnished by Fortis Investors or (2) otherwise arising out of Fortis

Investors' negligence, bad faith, willful misfeasance or reckless disregard of its responsibilities. Pursuant to its Dealer Sales Agreements, a form of which is filed as Exhibit 3 -C- and (d) to this registration statement and is incorporated herein by this reference, firms that sell the Contracts agree to indemnify First Fortis, Fortis Investors, the Separate Account, and their officers, directors, employees, agents, and controlling persons from liabilities and expenses arising out of the wrongful conduct or omissions of said selling firm or its officers, directors, employees, controlling persons or agents.

     Also, First Fortis' By-Laws (see Article VII, which is incorporated herein by reference from Exhibit 6(b) to this Registration Statement) provide for indemnity and payment of expenses of First Fortis' officers and directors in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable New York law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and for a purpose that he reasonably believed to be in, or not opposed to, the best interests of the Company, and, in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful. No indemnification is further permitted if there has been an adjudication, and a judgement rendered adverse to the individual seeking indemnification, finding that the acts were committed in bad faith, as the result of active and deliberate dishonesty, or that there was personal gain, financial profit, or other advantage which he or she was not otherwise legally entitled.

     Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of First Fortis or the Separate Account pursuant to the foregoing provisions, or otherwise, First Fortis and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by First Fortis of expenses incurred or paid by a director, officer or controlling person of First Fortis or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITERS

     (a) Fortis Investors, Inc. is the principal underwriter for Variable Account A. Fortis Investors, Inc. also acts as the principal underwriter for the following registered investment companies (in addition to Separate Account A and Fortis Series Fund, Inc.):
          Variable Account C and D of Fortis Benefits Insurance Company, Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Fiduciary Fund, Inc., Fortis Growth Fund, Inc., Fortis Money Portfolios, Inc., Fortis Tax-Free Portfolios, Inc., and Fortis Income Portfolios, Inc.

     (b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Fortis Investors,
          Inc.:

Name and Principal                      Positions and Offices
 Business Address                          with Underwriter
------------------                      ---------------------

Robert W. Beltz, Jr.*                   Vice President

Mark C. Cadalbert*                      Compliance Officer

Tamara L. Fagely*                       Fund Accounting Officer

Thomas D. Gualdoni*                     Vice President

Joanne M. Herron*                       Assistant Treasurer

John E. Hite*                           2nd Vice President
                                        Assistant Secretary

Carol M. Houghtby*                      2nd Vice President & Treasurer

Dean C. Kopperud*                       President and Director

Scott R. Plummer*                       2nd Vice President &
                                        Corporate Counsel

------------------------------
*    Address: 500 Bielenberg Drive, Woodbury, Mn 55125.

     (c) None.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 and 31a-3 thereunder are maintained by First Fortis, Fortis Investors, Inc. and Fortis Advisers, Inc., at 500 Bielenberg Drive, Woodbury, Minnesota 55125 and 220 Salina Meadows Parkway, Suite 255, Syracuse, New York 13220.

Item 31.  MANAGEMENT SERVICES

     First Fortis entered into an Administrative Services Agreement with Fortis Benefits Insurance Company which is dated October 1, 1991 and which has been subsequently amended. Pursuant to that agreement, Fortis Benefits provides certain management and management support services, as generally described below, to First Fortis and Fortis Benefits is reimbursed by First Fortis for these services on the basis of Fortis Benefits' costs, apportioned on an equitable basis, for providing those services. Those services which Fortis Benefits provides pursuant to that agreement relating to First Fortis' group life, health, and disability insurance business and its individual annuity business are generally as follows: (1) in-house legal services, (2) computer hardware and systems services for maintenance of corporate accounting and policyholder records, and (3) training services for new products. Fortis Benefits additionally provides actuarial services, including product development, pricing, valuation and compliance services, relating to First Fortis' individual annuity business. Prior to 1994, Fortis Benefits provided more extensive services to First Fortis relating to its group life, health, and disability insurance business.

Additionally, pursuant to an agreement with Fortis, Inc. and Fortis Advisers, Inc., Fortis, Inc. and Fortis Advisers, Inc. provides First Fortis with investment and general management services.

First Fortis paid the above described affiliates the following sums for those described services for its fiscal years ended December 31, 1993, December 31, 1994, and December 31, 1995, respectively: $1,443,000; $1,581,000; and
$1,648,000.

Item 32.  UNDERTAKINGS

     The Registrant hereby undertakes:

     (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free phone number, postcard, or similar written communication affixed to or included in the Prospectus that the applicant can call or remove to send for a Statement of Additional Information;

     (c) to deliver a Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     First Fortis Life Insurance Company represents:

     (a) that the fees and charges imposed under the provisions of the Contract covered by this registration statement, in the aggregate, are reasonable in relation to the services to be rendered by the Registrant associated with the Contracts, the expenses to be incurred by the Registrant associated with the Contracts, and the risks assumed by the Registrant associated with the Contracts.

     The Registrant intends to rely on the no-action response dated November 28, 1988 from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1) -(4) thereof.

EXHIBIT INDEX


10.(a)    Consent of Accountants

13.       Schedule of Computation

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf in the Town of Salina, County of Onondaga, State of New York on this 23rd day of April, 1997.

                              SEPARATE ACCOUNT A OF
                              FIRST FORTIS LIFE INSURANCE COMPANY
                                   (Registrant)
                              By: FIRST FORTIS LIFE INSURANCE COMPANY


                              By:____/s/_____________________________
                                   Terry J. Kryshak
                                   Sr. Vice President and
                                   Chief Administrative Officer
                                   (Principal Executive Officer)

                              FIRST FORTIS LIFE INSURANCE COMPANY
                                   (Depositor)


                              By:____/s/_____________________________
                                   Terry J. Kryshak
                                   Sr. Vice President and
                                   Chief Administrative Officer
                                   (Principal Executive Officer)

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this amended Registration Statement has been signed by the following persons, in the capacities indicated, on April 23, 1997.

Signature                               Title With First Fortis
---------                               -----------------------


__/s/_________________________          Sr. Vice President and Chief
Terry J. Kryshak                        Administrative Officer and Director
                                        (Principal Executive Officer)

__/s/_________________________          Treasurer and Director
Larry M. Cains                          (Principal Financial Officer)


__/s/_________________________          Assistant Treasurer Directorof
Leanne F. Hughes                        Accounting (Principal Accounting
                                        Officer)

*_____________________________          President and Director
 Allen Royal Freedman


*_____________________________          Director
 Susie Gharib


*_____________________________          Director
 Guy Gerard Rutherfurd, Jr.


*_____________________________          Director
 Dale Edward Gardner


*_____________________________          Director
 Kenneth Warwick Nelson


 _____________________________          Director
 Robert B. Pollock


 ______/s/____________________          Director
 Dean C. Kopperud


*_____________________________          Director
 Thomas M. Keller


*_____________________________          Director
 Clarence Elkus Galston


*By ___/s/____________________
        Terry J. Kryshak
        Attorney-in-fact